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[LORD ABBETT LOGO]

2001 ANNUAL REPORT

LORD ABBETT
ALL VALUE FUND
ALPHA FUND
INTERNATIONAL FUND
WORLD BOND-DEBENTURE FUND

FOR THE YEAR ENDED OCTOBER 31, 2001

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(Unaudited)

SECURITIES TRUST ANNUAL REPORT
FOR THE YEAR ENDED OCTOBER 31, 2001

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of the Funds' strategies and performance for the fiscal year ended October 31, 2001. On this and the following pages, we discuss the factors that influenced performance. As you may notice, we have reformatted our Shareholder Reports. By producing these reports in a more efficient manner, we anticipate this will benefit both our current and future shareholders.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

MARKET OVERVIEW
FOR THE YEAR ENDED OCTOBER 31, 2001

    Two months into the fiscal year, the Federal Reserve Board (the Fed) shifted course, moving from a policy of raising interest rates to slow an overheated economy to the reverse: lowering rates to stimulate the economy. The bond markets anticipated this shift, pushing short-term rates higher than longer-term rates as a recession seemed more likely. Amid a deteriorating outlook for corporate profitability, stock markets continued to weaken.

    During much of the fiscal year, most of the disappointing announcements on earnings came from large-cap companies and the technology sector. But small-cap growth stocks were not immune, playing a large part in the overall roller coaster ride plaguing the stock markets. In the small-cap value sector, as in other areas of the market, companies with solid fundamentals, steadily growing earnings and reasonable earnings forecasts were the period's outperformers.

    In the international arena, stocks of small companies fell sharply throughout the period, as Europe, Japan and Canada suffered a series of downward revisions in the projections for both corporate earnings and economic growth. The volatility of small-cap stocks outside of the United States was attributable to their lower liquidity and higher concentrations in the technology sector.

    With the Fed's shift early in the calendar year 2001, the interest rate differential between the United States and Europe narrowed, making European bonds more competitive in the capital markets. The first few months of 2001 also saw a sharp reversal of money flows back into debt markets of a relatively riskier sort, including emerging market and high-yield corporate bonds. The high-yield

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(Unaudited)


rally weakened later in the year as investor concerns about corporate defaults increased and risk aversion grew. The extraordinary and tragic events of September 11 increased the flight to high-quality, low-risk securities.

    Looking ahead, barring any future shocks, we are expecting the U.S.economy to achieve a modest economic re-acceleration early in 2002. This should benefit non-U.S. economies later in the year.

    A reviving economy will improve the prospects for profitability for many companies and will mean potential gains for the Securities Trust's value funds, which focus on undervalued stocks that can benefit from a catalyst such as an economic turnaround.

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(Unaudited)

LORD ABBETT ALL VALUE FUND
Formerly Growth & Income Series
FOR THE YEAR ENDED OCTOBER 31, 2001

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2001?
A: For the year ended October 31, 2001, the Lord Abbett All Value Fund Class A shares returned -7.3%,(1) outperforming its benchmark, the S&P 500 Barra Value Index,(2) which returned -18.4% in the same period. See page 5 for average annual total return with maximum sales charge.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: The Fund was well-positioned to weather the downturn in technology and telecommunication stocks since we had previously sold many of these holdings. These sales contributed to the Fund's performance at the end of 2000 and into 2001. We did, however, identify value in a few technology companies, and holdings in these stocks contributed to performance.

We began the fiscal year with an overweighting in healthcare companies, which benefited from a favorable business environment. The Fund also reaped strong returns from select property and casualty insurance holdings as these stocks rebounded from a seven-year slump. Energy and diversified industrial sectors also contributed to performance.

In the second half of the fiscal year, healthcare and financial services holdings detracted from performance. This was offset somewhat by our overall exposure to consumer discretionary stocks, as consumers continued to spend in the face of a weakening overall economy. The Fund was minimally exposed to industries that were hurt most by the events of September 11, including the airline and hotel industries.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?
A: As we begin the new fiscal year, we anticipate continued market volatility as the nation and its markets recover from the September 11 attacks. American businesses continue to work through their excess inventories. Although economic growth, as measured by the

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(Unaudited)

Gross Domestic Product, could be negative in the first quarter of the fiscal year, we believe the monetary and fiscal stimulus provided by policymakers, coupled with declining energy costs and lower mortgage rates, could provide the impetus for a recovery early in 2002.

Q: HOW IS THE FUND BEING POSITIONED BASED ON THAT OUTLOOK?
A: We continue to emphasize stocks of companies with attractive valuations, good recovery potential, strong market positions and improving fundamentals.

(1) Reflects the percent change in net asset value for Class A shares for the year ended October 31, 2001 and includes the reinvestment of all distributions. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.
(2) The S&P 500 Barra Growth & Value indices are constructed by dividing the stocks in the S&P 500 index according to a single attribute: price-to-book ratios. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The Value Index contains companies with lower price-to-book ratios; conversely, the Growth Index has firms with higher price-to-book ratios. These indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.
A NOTE ABOUT RISK: Although All Value Fund invests primarily in large company stocks, it also invests in mid-cap and small-cap company stocks, which tend to be more volatile and less liquid than large-cap company stocks. Mid-cap and small-cap companies typically experience higher risk of failure than large-cap companies.
PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS. Because of ongoing market volatility, Fund performance may be subject to substantial fluctuation. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

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ALL VALUE FUND (UNAUDITED)

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class C shares with the same investment in the S&P 500(R) Index and S&P 500 Barra Value Index and the Russell 3000 Value Index, assuming reinvestment of all dividends and distributions.

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                           THE FUND (CLASS C SHARES)   S&P 500 (R)      S&P 500 BARRA  RUSSELL 3000
                           AT NET ASSET VALUE(1)       INDEX(2)         VALUE INDEX(2) VALUE INDEX(2)
   January 3, 94           $10,000                     $10,000          $10,000        $10,000
          Oct 94           $10,262                     $10,360          $10,231        $10,083
              95           $12,502                     $13,096          $12,587        $12,481
              96           $15,006                     $16,250          $15,685        $15,386
              97           $18,901                     $21,466          $20,343        $20,553
              98           $20,968                     $26,190          $22,734        $23,141
              99           $25,791                     $32,911          $27,055        $26,676
              00           $28,561                     $34,912          $29,674        $28,360
              01           $26,362                     $26,243          $24,211        $25,356

               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING OCTOBER 31, 2001

                        1 YEAR      5 YEARS      LIFE OF FUND
CLASS A(3)              -12.57%     11.35%       13.08%
CLASS B(4)              -12.10%         --        9.19%
CLASS C(5)               -8.55%     11.93%       13.19%
CLASS P(6)                   --         --       -9.40%

(1) This shows total return applicable to Class C shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2001, using the SEC-required uniform method to compute such return.
(2) Performance for the unmanaged indices do not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Performance for each index begins on 12/31/93.
(3) The Class A shares were first offered on 7/15/96. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2001, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 6/5/97. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 2% (life of class).
(5) The Class C shares were first offered on 1/3/94. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for 5 years and life of class).
(6) The Class P shares commenced operations on 8/15/01. Performance is at net asset value.

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SCHEDULE OF INVESTMENTS
ALL VALUE FUND (FORMERLY GROWTH & INCOME SERIES) OCTOBER 31, 2001

                                                           VALUE
INVESTMENTS                                    SHARES       (000)
----------------------------------------------------------------
COMMON STOCKS 89.09%

AEROSPACE 0.27%
United Technologies Corp.                      16,000   $    862
                                                        --------

ALUMINUM 1.17%
Alcoa, Inc.                                   115,000      3,711
                                                        --------

AUTO PARTS: ORIGINAL EQUIPMENT 3.12%
Borg Warner, Inc.                              21,000        897
Johnson Controls, Inc.                         70,000      5,062
Superior Industries Intl, Inc.                120,000      3,965
                                                        --------
TOTAL                                                      9,924
                                                        --------
AUTOMOBILES 0.49%
General Motors Corp.                           37,502      1,550
                                                        --------

BANKS: OUTSIDE NEW YORK CITY 11.47%
Bank of America Corp.                          60,000      3,539
Commerce Bancshares, Inc.                     120,000      4,352
Doral Financial Corp.                          30,000      1,046
Fleetboston Financial Corp.                   170,061      5,588
M&T Bank Corp.                                 23,020      1,508
Mellon Financial Corp.                        250,000      8,400
Wachovia Corp.                                220,000      6,292
Wells Fargo & Co.                             145,000      5,728
                                                        --------
TOTAL                                                     36,453
                                                        --------

BEVERAGE: BREWERS (WINERIES) 0.15%
Constellation Brands, Inc.*                    11,800        484
                                                        --------
BEVERAGE: SOFT DRINKS 2.16%
Pepsico, Inc.                                 141,200      6,878
                                                        --------
BIOTECHNOLOGY RESEARCH & PRODUCTION 1.12%
Immunex, Inc.*                                149,000      3,560

CHEMICALS 2.95%
Dow Chemical Co.                              140,013   $  4,655
Praxair, Inc.                                 100,000      4,718
                                                        --------
TOTAL                                                      9,373
                                                        --------

COMMUNICATIONS TECHNOLOGY 2.17%
Motorola, Inc.                                240,000      3,929
Symbol Technologies, Inc.                     230,000      2,956
                                                        --------
TOTAL                                                      6,885
                                                        --------

COMPUTER SERVICES SOFTWARE & SYSTEMS 0.91%
Compuware Corp.*                              195,000      2,005
Peoplesoft, Inc.*                              30,000        893
                                                        --------
TOTAL                                                      2,898
                                                        --------

COMPUTER TECHNOLOGY 1.61%
International Business Machines Corp.          15,000      1,621
Zebra Technologies Corp.*                      76,200      3,511
                                                        --------
TOTAL                                                      5,132
                                                        --------

CONSUMER PRODUCTS 1.52%
International Flavors & Fragrances, Inc.      170,000      4,847
                                                        --------

CONTAINERS & PACKAGING: PAPER & PLASTIC 0.72%
Pactiv Corp.*                                 140,800      2,281
                                                        --------

DIVERSIFIED FINANCIAL SERVICES 2.22%
Citigroup, Inc.                               155,000      7,056
                                                        --------
DIVERSIFIED MANUFACTURING 2.48%
American Standard Cos., Inc.*                 100,000      5,790
Engelhard Corp.                                80,000      2,094
                                                        --------
TOTAL                                                      7,884
                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND (FORMERLY GROWTH & INCOME SERIES) OCTOBER 31, 2001


                                                           VALUE
INVESTMENTS                                    SHARES       (000)
----------------------------------------------------------------
DRUGS & PHARMACEUTICALS 5.26%
American Home Products Corp.                   62,000   $  3,461
Bristol-myers Squibb Co.                       80,000      4,276
Mylan Laboratories, Inc.                      155,000      5,715
Schering-plough Corp.                          87,800      3,264
                                                        --------
TOTAL                                                     16,716
                                                        --------

ENGINEERING & CONTRACTING SERVICES 0.93%
Jacobs Engineering Group, Inc.*                45,000      2,949
                                                        --------

ENTERTAINMENT 0.40%
The Walt Disney Co.*                           30,000        558
Viacom, Inc.                                   20,000        730
                                                        --------
TOTAL                                                      1,288
                                                        --------

FINANCIAL DATA PROCESSING
SERVICES & SYSTEMS 0.25%
First Data Corp.                               12,000        811
                                                        --------

FOODS 2.77%
General Mills, Inc.                           160,000      7,347
Kraft Foods, Inc. Class A                      43,200      1,458
                                                        --------
TOTAL                                                      8,805
                                                        --------
HEALTHCARE MANAGEMENT SERVICES 0.74%
Caremark Rx, Inc.*                            175,000      2,345
                                                        --------
HOTEL/MOTEL 1.49%
The Marcus Corp.                              372,000      4,724
                                                        --------
HOUSEHOLD EQUIPMENT & PRODUCTS 0.48%
The Stanley Works                              40,000      1,533
                                                        --------
INSURANCE: PROPERTY-CASUALTY 0.31%
Odyssey Re Holdings Corp.                      65,000        982
                                                        --------
MACHINERY:
OIL WELL EQUIPMENT & SERVICES 0.48%
Helmerich & Payne, Inc.                        50,000      1,517
                                                        --------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 4.16%
Becton Dickinson & Co.                         78,000   $  2,792
Boston Scientific Corp.*                      365,000      8,300
St. Jude Medical, Inc.*                        30,000      2,130
                                                        --------
TOTAL                                                     13,222
                                                        --------
MILLING: FRUIT AND GRAIN PROCESSING 1.64%
Archer-Daniels-Midland Co.                    375,000      5,224
                                                        --------
MISCELLANEOUS CONSUMER STAPLES 1.48%
Diageo Plc Adr                                115,000      4,698
                                                        --------
MISCELLANEOUS EQUIPMENT 1.91%
W.W. Grainger, Inc.                           140,000      6,062
                                                        --------
MULTI-SECTOR COMPANIES 3.69%
Eaton Corp.                                    12,000        785
Fortune Brands, Inc.                          175,000      6,449
Georgia-pacific Group                          15,000        416
ITT Industries, Inc.                           85,000      4,088
                                                        --------
TOTAL                                                     11,738
                                                        --------
OFFICE FURNITURE & BUSINESS EQUIPMENT 0.95%
xerox corp.                                   430,000      3,010
                                                        --------
OIL: INTEGRATED INTERNATIONAL 8.52%
Bp Plc Adr                                    115,068      5,562
ChevronTexaco Corp.                            85,000      7,527
Exxon Mobil Corp.                             355,012     14,005
                                                        --------
TOTAL                                                     27,094
                                                        --------

PAINTS & COATINGS 0.99%
The Valspar Corp.                              93,500      3,139
                                                        --------
PAPER 1.30%
International Paper Co.                       115,064      4,119
                                                        --------
PUBLISHING: NEWSPAPERS 1.82%
Gannett Co., Inc.                              75,000      4,740
Tribune Co.                                    35,000      1,057
                                                        --------
TOTAL                                                      5,797
                                                        --------

                  SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND (FORMERLY GROWTH & INCOME SERIES) OCTOBER 31, 2001


                                                           VALUE
INVESTMENTS                                    SHARES      (000)
----------------------------------------------------------------
RADIO & TV BROADCASTERS 0.60%
Clear Channel Communications, Inc.*            50,000   $  1,906
                                                        --------
RAILROADS 1.48%
Csx Corp.                                      32,000      1,078
Union Pacific Corp.                            70,000      3,641
                                                        --------
TOTAL                                                      4,719
                                                        --------
RESTAURANTS 0.20%
Outback Steakhouse, Inc.*                      22,300        643
                                                        --------
RETAIL 1.53%
Abercrombie & Fitch Co.
Class A*                                       65,000      1,223
Genesco, Inc.*                                100,000      1,825
Target Corp.                                   58,200      1,813
                                                        --------
TOTAL                                                      4,861
                                                        --------
SERVICES: COMMERCIAL 1.85%
Waste Management, Inc.                        240,000      5,880
                                                        --------

SHOES 1.16%
NIKE, Inc. Class B                             75,000      3,702
                                                        --------

TRUCKERS 0.51%
Swift Transportation Co., Inc.*                95,000      1,614
                                                        --------
UTILITIES: ELECTRICAL 2.23%
Dominion Resources, Inc.                       75,000      4,584
Duke Energy Corp.                              65,000      2,497
                                                        --------
TOTAL                                                      7,081
                                                        --------
UTILITIES: GAS PIPELINES 0.58%
El Paso Corp.                                  37,544      1,842
                                                        --------
UTILITIES:TELECOMMUNICATIONS 4.85%
ALLTEL Corp.                                   72,300      4,131
Bellsouth Corp.                                64,100      2,372
Qwest Communications Intl., Inc.              125,000      1,619
SBC Communications, Inc.                       16,000        610
Verizon Communications, Inc.                  110,000      5,479
Worldcom, Inc. -
Worldcom Group*                                89,600      1,205
                                                        --------
TOTAL                                                     15,416
                                                        --------
TOTAL COMMON STOCKS
(Cost $257,394,473)                                      283,215
                                                        ========

                                              PRINCIPAL
                                                 AMOUNT
                                                  (000)
                                              ---------
SHORT TERM INVESTMENT 6.06%

DISCOUNT NOTE 6.06%
FEDERAL HOME LOAN BANK
2.46% DUE 11/1/2001
(COST $19,259,000)                            $ 19,259    19,259
                                                        --------
TOTAL INVESTMENTS 95.15%
(COST $276,653,473)                                     $302,474
                                                        ========

* Non-income producing security.
ADR - American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

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(Unaudited)
--------------------------------------------------------------------------------

LORD ABBETT ALPHA FUND
FOR THE YEAR ENDED OCTOBER 31, 2001

The environment for small-company stocks was a difficult one in the year ended October 31, 2001, particularly in the international and growth arenas, as global economies slowed and uncertainty about corporate profitability increased. Stock selection was the key to performance in all Funds. For the year ended October 31, 2001, Lord Abbett Alpha Fund Class A shares returned -22.7%(1), underperforming its benchmark, Salomon Brothers Extended Market Index,(2) which returned -20.8%, but holding up better than its peer group, the Lipper Global Small-Cap Funds Average,(3) which returned -26.3% in the same period.
--------------------------------------------------------------------------------
LORD ABBETT SMALL-CAP VALUE FUND
(APPROXIMATELY 30% OF ALPHA FUND PORTFOLIO)

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED OCTOBER 31, 2001?
A: For the year ended October 31, 2001, the Lord Abbett Small-Cap Value Fund Class Y shares returned 8.0%,(4) slightly underperforming its benchmark, the Russell 2000(R) Value Index,(5) which returned 8.8% in the same period.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: The Fund benefited in the first half of Alpha's fiscal year from the market's shift in investment focus away from momentum investing and a return to stock picking based on attractive valuations. Stocks issued by companies in consumer staples and healthcare were the largest contributors to the Fund's performance. We took advantage of the general technology sell-off to initiate investments in several companies with exceptional growth prospects and solid fundamentals that we believed were selling at deep discounts.

Contributing to the Fund's performance in the second half of Alpha's fiscal year were favorable stock selections in producer durables, healthcare and technology sectors. Less favorable to performance were the portfolio's holdings in energy stocks, as energy prices dropped. The terrorist attacks of September 11 also negatively affected the portfolio's airline and insurance stocks.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?
A: Barring any future shocks on the national security side, we expect the economy to begin a slow recovery early next year. Until investors are assured of an economic turnaround, however, we believe the markets will remain volatile. Investor uncertainty regarding future corporate profitability will contribute to the volatility.

(Unaudited)

Q: HOW IS THE FUND BEING POSITIONED BASED ON THAT OUTLOOK?
A: Under these circumstances, we will remain defensive. We are however, increasingly optimistic that we will continue to identify companies which are undervalued by the market and that will provide opportunities for long-term investors.

LORD ABBETT DEVELOPING GROWTH FUND
(APPROXIMATELY 30% OF ALPHA FUND PORTFOLIO)

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED OCTOBER 31, 2001?
A: For the year ended October 31, 2001, Lord Abbett Developing Growth Fund Class Y shares returned -22.7%,(4) outperforming its benchmark, the Russell 2000(R) Growth Index,(5) which returned -31.5% in the same period.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: Stocks of consumer products companies were the strongest contributors to performance in the first half of Alpha's fiscal year as consumers remained untroubled by signs of a weakening economy. Performance in the retail sector, however, was volatile, producing some of the Fund's largest gains and deepest losses over the period. Careful stock picking was the key to gains in this sector. Stocks of technology companies experienced the most significant declines as disappointing earnings' reports from large-cap companies dragged down the whole sector - large-cap, mid-cap, and small-cap. The retail sector remained volatile going into the second half of Alpha's fiscal year, providing mixed results for the Fund. On the whole, our strong stock selection in the healthcare sector proved to be the portfolio's most profitable area in the period, even though we were underweight in the sector relative to the Index. Technology and energy also contributed to performance. Detracting from performance in the second half were financial services and regional airlines; the airlines industry as a whole was under extreme pressure following the attacks of September 11.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?
A: Given the current level of uncertainty among investors, we expect markets to remain volatile over the short term. Barring any future shocks, however, we expect the economy to begin a moderate acceleration early next year. As inventory levels are reduced, opportunities for small-cap growth companies that have relatively attractive valuations and solid business models should become apparent.

Q: HOW IS THE FUND BEING POSITIONED BASED ON THAT OUTLOOK?
A: We believe healthcare - currently the second highest weighting in the Fund - offers some of the best opportunities for consistent growth. With the Federal Reserve Board still keeping interest rates low, the environment for interest-rate sensitive companies also looks favorable.

(Unaudited)

The energy sector, where we have been overweight, may soon offer some compelling profit-taking opportunities. As always, we will continue to monitor market volatility and position the portfolio for long-term growth.

LORD ABBETT INTERNATIONAL FUND
(APPROXIMATELY 40% OF ALPHA FUND PORTFOLIO)

For the year ended October 31, 2001, the Lord Abbett International Fund Class Y shares returned -45.6%,(4) underperforming the MSCI EAFE Index,(6) which returned -24.7% over the same period. (See discussion on page 14.)

(1) Reflects the percent change in net asset value for Class A shares for the year ended October 31, 2001 and includes the reinvestment of all distributions. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.
(2) Performance for the unmanaged Salomon Brothers Extended Market Index does not reflect any fees or expenses.
(3) The Lipper Global Small-Cap Funds Average is based on the performance of funds that invest their assets in the securities of small-cap companies with primary trading markets outside of the United States. Source: (C)2001
REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. An investor cannot invest directly in an average.
(4) Reflects the percent change in net asset value for Class Y shares for the 12-month period ended October 31, 2001 and includes the reinvestment of all distributions.
(5) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.
(6) The MSCI EAFE Index is an unmanaged capitalization index representing the industry composition and a sampling of small-, medium- and large-capitalization companies among stated global markets. It is a Morgan Stanley International Index that includes stocks traded on 21 exchanges in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
A NOTE ABOUT RISK: The Underlying Funds in the Alpha Fund invest primarily in U.S. and global small-cap companies stocks, which tend to be more volatile and less liquid than large-cap company stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. In addition, the underlying Funds invest or may invest in foreign or derivative securities which present increased market, liquidity, currency, political, informational and other risks. These factors can affect Fund performance.

ALPHA FUND (UNAUDITED)

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in all share classes with the same investment in Salomon Brothers Extended Market Index and Lipper Global Small-Cap Funds Average, assuming reinvestment of all dividends and distributions.

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

                   THE FUND          THE FUND            THE FUND         THE FUND         SALOMON BROTHERS   LIPPER GLOBAL
               (CLASS A SHARES)  (CLASS A SHARES)    (CLASS B SHARES)  (CLASS C SHARES)        EXTENDED         SMALL-CAP
                AT NET ASSET    AT MAXIMUM OFFERING    AT NET ASSET      AT NET ASSET           MARKET            FUNDS
                    VALUE            PRICE(1)            VALUE             VALUE               INDEX(2)         AVERAGE(3)
March 18, 98        $10,000          $ 9,425             $10,000           $10,000             $10,000           $10,000
      Oct 98        $ 8,308          $ 7,830             $ 8,269           $ 8,275             $ 8,579           $ 8,095
          99        $ 9,788          $ 9,226             $ 9,685           $ 9,678             $10,055           $10,539
          00        $11,463          $10,804             $11,273           $11,260             $11,431           $13,412
          01        $ 8,865          $ 8,355             $ 8,656           $ 8,642             $ 9,057           $ 9,890

               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING OCTOBER 31, 2001

                        1 YEAR              LIFE OF FUND
CLASS A(4)              -27.14%                    -4.85%
CLASS B(5)              -26.92%                    -4.67%
CLASS C(6)              -23.99%                    -3.95%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for the unmanaged Salomon Brothers Extended Market Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for this index begins on 3/31/98.
(3) The Lipper Global Small-Cap Funds Average is based on the performance of funds that invest their assets in the securities of small-cap companies with primary trading markets outside of the United States. Performance for this index begins 3/31/98.
(4) The Class A shares were first offered to the public on 3/18/98. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2001, using the SEC-required uniform method to compute such return.
(5) The Class B shares were first offered to the public on 3/18/98. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of Class).
(6) The Class C shares were first offered to the public on 3/18/98. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).

SCHEDULE OF INVESTMENTS
ALPHA FUND OCTOBER 31, 2001

                                                             VALUE
INVESTMENTS                                     SHARES        (000)
------------------------------------------------------------------
INVESTMENTS IN UNDERLYING FUNDS 96.83%

Lord Abbett Developing Growth Fund, Inc. -
Class Y                                        3,455,834  $ 46,032

Lord Abbett Research Fund, Inc. - Small-cap
Value Series - Class Y                         2,154,316    45,715

Lord Abbett Securities Trust - International
Series - Class Y                               7,573,080    59,827
                                                          --------
TOTAL INVESTMENTS IN UNDERLYING FUNDS
(COST $187,323,279)                                        151,574
                                                          ========

                                                PRINCIPAL
INVESTMENTS                                        AMOUNT     VALUE
                                                    (000)     (000)
------------------------------------------------------------------
SHORT-TERM INVESTMENT 0.41%

DISCOUNT NOTE 0.41%
FEDERAL HOME LOAN BANK
2.46% due 11/1/2001
(Cost $640,000)                                $     640  $    640
                                                          --------
TOTAL INVESTMENTS 97.24%
(Cost $187,963,279)                                       $152,214
                                                          ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

(Unaudited)

LORD ABBETT INTERNATIONAL FUND
FOR THE YEAR ENDED OCTOBER 31, 2001

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED OCTOBER 31, 2001?
A: For the year ended October 31, 2001, International Fund Class A shares returned -45.9%(1), underperforming the MSCI EAFE Index(2), which returned -24.7% over the same period. See page 16 for average annual total return with maximum sales charge.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: The Fund's holdings of consumer discretionary and industrial sectors performed well, however, the Fund's overweight in technology resulted in underperformance. Technology companies saw a slowdown in revenue growth and a significant price-to-earnings multiple contraction over the period. The Fund remained overweight in the U.K., Japan and Canada and underweight in Europe relative to the benchmark for part of the period, as we perceived that continental Europe was experiencing the fastest economic deterioration. Our overweight exposure to the U.K. helped the Fund, as the country was one of the better performing international markets, and our more defensive Japanese holdings also performed well. Additionally, the Fund's relative exposure to small-capitalization stocks hindered performance as liquidity decreased subsequent to the events of September 11.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?
A: On June 1, 2001, Lord Abbett transferred the investment management of International Fund from a subadviser to our internal research department. We are seeking to improve the long-term performance of the Fund and potentially lower the volatility of the portfolio by utilizing greater diversification across sectors and geographical regions. Lord Abbett's investment style is considered more valuation-oriented than the prior subadvisor's and, in addition to finding high-quality companies, is focused on diversification and risk management. Recently, international small-caps have outperformed the large-cap sector, and we feel the fund is in a strong position to take advantage of this trend, which we believe will continue. We believe the sell-off in the equity markets will present opportunities to buy good quality companies at attractive valuations, particularly among smaller domestic-oriented companies that are less affected by global economic weakness. However, we remain cautious on international equities and continue to diversify our holdings on a sector and a geographical basis.

(Unaudited)

Q: HOW IS THE FUND BEING POSITIONED BASED ON THAT OUTLOOK?
A: We intend to lower our exposure in the volatile technology sector, while increasing our positions of companies in the energy, healthcare, financial and industrial sectors. In this difficult market, we remain steadfast on a disciplined bottom-up stock selection process, and feel there will be ample opportunity for fund appreciation for long-term investors. We have exited a number of more speculative, micro-cap stocks, and reinvested in larger companies with longer profit records.

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended 10/31/01.
(2) The MSCI EAFE Index is an unmanaged capitalization index representing the industry composition and a sampling of small-, medium- and large-capitalization companies among stated global markets. It is a Morgan Stanley International Index that includes stocks traded on 21 exchanges in Europe, Australasia and the Far East. An investor cannot invest directly in an index.
IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: The Fund invests primarily in foreign small-cap company stocks which tend to be more volatile and can be less liquid than foreign or U.S. large-cap company stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. In addition, investments in foreign and derivative securities present increased market, liquidity, currency, political, informational and other risks. These factors can affect Fund performance.
PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

INTERNATIONAL FUND (UNAUDITED)

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the MSCI EAFE Index, assuming reinvestment of all dividends and distributions.

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

                 THE FUND (CLASS A SHARES)    THE FUND (CLASS A SHARES)    MSCI EAFE
                     AT NET ASSET VALUE     AT MAXIMUM OFFERING PRICE(1)    INDEX(2)
 December 13, 96           $10,000                    $ 9,425               $10,000
          Oct 97           $11,516                    $10,854               $10,217
              98           $13,169                    $12,411               $11,234
              99           $14,902                    $14,045               $13,859
              00           $16,536                    $15,585               $13,490
              01           $ 8,943                    $ 8,429               $10,161

AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
SALES CHARGE FOR THE PERIOD ENDING OCTOBER 31, 2001

                        1 YEAR          LIFE OF FUND
----------------------------------------------------
CLASS A(3)              -49.02%               -3.45%
CLASS B(4)              -48.86%               -5.37%
CLASS C(5)              -46.96%               -5.08%
CLASS P(6)              -45.75%              -14.53%
CLASS Y(7)              -45.58%               -6.96%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for the unmanaged MSCI EAFE Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance. Performance for this index begins on 12/31/96.
(3) The Class A shares were first offered on 12/13/96. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2001, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered on 6/2/97. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 2% (life of Class).
(5) The Class C shares were first offered on 6/2/97. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).
(6) The Class P shares were first offered on 3/9/99. Performance is at net asset value.
(7) The Class Y shares were first offered on 12/30/97. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
INTERNATIONAL FUND OCTOBER 31, 2001

                                                                US$
                                                              VALUE
INVESTMENTS                                       SHARES       (000)
-------------------------------------------------------------------
COMMON STOCKS 84.55%

AUSTRALIA 6.30%
Cochlear Ltd.                                     88,000   $  2,236
Novogen Ltd.*                                  2,335,000      1,527
QBE Insurance Group Ltd.                         635,700      2,217
Sons of Gwalia Ltd.                              473,300      1,696
Stockland Trust Group                          1,106,000      2,463
                                                           --------
TOTAL                                                        10,139
                                                           --------

CANADA 1.27%
Ballard Power Systems, Inc.*                      40,000      1,081
Timberwest Forest Corp.                          129,319        970
                                                           --------
TOTAL                                                         2,051
                                                           --------

FRANCE 8.97%
Altran Technologies S.A.                          51,600      2,372
Cap Gemini S.A                                    50,000      2,817
IPSOS                                             38,600      2,088
Marionnaud Parfumeries*                           52,100      2,372
UBI Soft Entertainment S.A.*                     140,660      4,791
                                                           --------
TOTAL                                                        14,440
                                                           --------

GERMANY 7.14%
Eigner & Partner (a)                               9,979      1,181
MLP AG                                            75,000      4,969
SAP AG                                            52,000      5,343
                                                           --------
TOTAL                                                        11,493
                                                           --------

IRELAND 1.16%
Anglo Irish Bank Corp. plc                       613,300      1,863
                                                           --------

ITALY 1.09%
Davide Campari-Milano S.P.A.*                     80,000      1,763
                                                           --------

JAPAN 19.58%
Avex, Inc.*(a)                                    55,000     $2,043
Colin Corp.                                       20,800      1,910
Don Quijote Co., Ltd.                             28,900      2,050
FANCL Corp.                                       48,000      2,326
Hisamitsu Pharmaceutical Co., Inc.                96,800      1,675
Japan Medical Dynamic Marketing, Inc.             54,300      1,648
Katokichi Co., Ltd.                              115,100      2,369
KOSE Corp.                                        61,000      1,991
Mitsubishi Pharma Corp.                          179,000      2,134
Net One Systems Co., Ltd.                            128      1,952
Paramount Bed Co., Ltd.                           92,500      2,268
Park24 Co., Ltd.                                  32,600      1,930
Tohoku Electric Power Co., Inc.                  124,000      2,191
Toyoda Gosei Co., Ltd.                           150,813      1,975
World Co., Ltd.                                   73,000      2,454
YOZAN, Inc.*                                          49        603
                                                           --------
TOTAL                                                        31,519
                                                           --------

NETHERLANDS 3.45%
Fugro N.V                                         46,000      2,353
Getronics N.V.*                                1,200,000      3,202
                                                           --------
TOTAL                                                         5,555
                                                           --------

SPAIN 2.70%
Grupo Dragados, S.A                              190,000      2,311
Sogecable, S.A.*                                  90,000      2,028
                                                           --------
TOTAL                                                         4,339
                                                           --------

UNITED KINGDOM 32.89%

Ashtead Group plc                              2,900,001      3,146
Close Brothers Group plc                         182,000      1,921
First Technology plc                             944,500      5,095
Galen Holdings plc                               384,400      4,141
Hays PLC                                         844,600      2,026

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL FUND OCTOBER 31, 2001


                                                                US$
                                                              VALUE
INVESTMENTS                                       SHARES       (000)
-------------------------------------------------------------------
Jardine Lloyd Thompson Group Plc                 261,200   $  2,234
Jarvis Plc                                     1,438,035      9,003
J.d. Wetherspoon Plc                             390,000      2,143
Jjb Sports Plc                                   318,000      2,095
London Bridge Software Holdings Plc              790,000      1,455
Nestor Healthcare Group Plc                      257,700      1,979
Nxt Plc*                                         780,900      1,347
Pace Micro Technology Plc                        467,000      2,189
Pilkington Plc                                 3,569,559      5,184
The Mayflower Corp.                            4,881,317      6,467
Turbo Genset, Inc.*                               82,000        169
Xansa Plc                                        528,000      2,337
                                                           --------
TOTAL                                                        52,931
                                                           --------
TOTAL COMMON STOCKS
(Cost $159,495,362)                                         136,093
                                                           ========

                                               PRINCIPAL        US$
                                                  AMOUNT      VALUE
INVESTMENTS                                         (000)      (000)
-------------------------------------------------------------------
SHORT-TERM INVESTMENT 6.86%

DISCOUNT NOTE 6.86%

Federal Home Loan Bank
2.46% due 11/1/2001
(Cost $11,034,000)                              $ 11,034   $ 11,034
                                                           --------
TOTAL INVESTMENTS 91.41%
(Cost $170,529,362)                                        $147,127
                                                           ========

*  Non-income producing security.
(a)Fair valued security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

(Unaudited)

LORD ABBETT WORLD BOND-DEBENTURE FUND
FOR THE YEAR ENDED OCTOBER 31, 2001

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED OCTOBER 31, 2001?
A: Performance was positive for the Lord Abbett World-Bond Debenture Fund Class A shares, 1.7%(1) in the year ended October 31, 2001, although it lagged that of its benchmark, the Merrill Lynch High Yield Master Index,(2) which returned 2.5% in the same period. See page 21 for average annual total return with maximum sales charge.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
A: Contributing to performance in the first half of the fiscal year was the portfolio's overweighting in the bonds of energy companies, as rising oil and natural gas prices strengthened profits and improved credit in the industry. The Fund also benefited in the first half from holdings in high-yield corporate and emerging market debt securities as the Federal Reserve Board's aggressive rate cuts made that sector relatively more attractive. In April, we took profits on bonds in select corporate sectors amid evidence of a slowing U.S. economy which raised concerns about the impact on corporate earnings.

In the second half of the fiscal year, we reduced the portfolio's exposure to emerging market debt in Argentina and Turkey where default risks were rising, and to Brazil, a commodity-exporting country heavily dependent on foreign capital for growth. The Fund's performance benefited from positions in Russia which was the emerging markets' best performer for the year, and in Mexico where a booming energy sector provided a positive outlook, despite a slowing U.S. economy. In the high-yield arena, as a worsening economic outlook increased the potential for corporate defaults, we lowered the portfolio's exposure to select bonds before they declined, thereby minimizing losses to the portfolio's returns.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?
A: Over the longer term, much will depend on how effective the U.S. monetary and fiscal policies are in supporting the weakening economy and how strongly business and consumer confidence can recover from the terrorist attacks on the nation in September. We believe an improvement in the U.S. economic outlook will eventually work its way through the global economy.

Q: HOW IS THE FUND BEING POSITIONED BASED ON THAT OUTLOOK?
A: We look forward to a point in time when we can once again take on riskier

(Unaudited)

assets to achieve the potential of a greater return. However, given the current uncertainties of the global economy, an ongoing military conflict, and today's high levels of risk aversion in capital markets, we expect to maintain a defensive position in the Fund's portfolio at least through the first quarter of the new fiscal year.

(1) Reflects the percent change in net asset value for Class A shares for the 12-month period ended October 31, 2001 and includes the reinvestment of all distributions. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.
(2) The Merrill Lynch High Yield Master Index is an unmanaged index comprised of publicly placed, nonconvertible, coupon-bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year. An investor cannot invest directly in an index.
A NOTE ABOUT RISK: The Fund invests substantially in foreign securities and high-yield securities, sometimes called "junk bonds." Foreign investments present increased market, liquidity, currency, political, informational and other risks. High-yield securities carry increased risks of price volatility, illiquidity and the possibility of default in the timely payment of interest and principal. The Fund is also authorized to invest in derivatives. The Fund invests in the securities of relatively few issuers, which may further enhance its volatility. These factors can affect Fund performance.
PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

WORLD BOND-DEBENTURE FUND (UNAUDITED)

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the JP Morgan Emerging Market Index, JP Morgan Global Government Bond Index and the Merrill Lynch High Yield Master Index, assuming reinvestment of all dividends and distributions.

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

                   THE FUND                THE FUND                JP MORGAN       MERRILL LYNCH         JP MORGAN GLOBAL
               (CLASS A SHARES)        (CLASS A SHARES)            EMERGING         HIGH YIELD              GOVERNMENT
               AT NET ASSET VALUE  AT MAXIMUM OFFERING PRICE(1)  MARKET INDEX(2)   MASTER INDEX(2)        BOND INDEX(2)
March 18, 98         $10,000                $ 9,525
                     $10,028                $ 9,552                 $10,000            $10,000                 $10,000
                     $10,103                $ 9,623                 $10,006            $10,048                 $10,154
                     $ 9,961                $ 9,488                 $ 9,707            $10,117                 $10,197
                     $ 9,933                $ 9,461                 $ 9,478            $10,168                 $10,226
                     $10,117                $ 9,636                 $ 9,603            $10,226                 $10,253
                     $ 9,188                $ 8,751                 $ 7,142            $ 9,784                 $10,537
                     $ 9,472                $ 9,022                 $ 7,743            $ 9,804                 $11,087
                     $ 9,522                $ 9,070                 $ 8,193            $ 9,643                 $11,335
                     $10,101                $ 9,621                 $ 8,719            $10,082                 $11,207
      Oct 98         $10,082                $ 9,603                 $ 8,453            $10,085                 $11,418
                     $10,123                $ 9,642                 $ 8,018            $10,185                 $11,325
                     $10,051                $ 9,574                 $ 8,180            $10,107                 $10,946
                     $10,207                $ 9,722                 $ 8,901            $10,194                 $10,973
                     $10,426                $ 9,931                 $ 9,394            $10,354                 $10,970
                     $10,068                $ 9,590                 $ 8,760            $10,282                 $10,778
                     $10,121                $ 9,640                 $ 9,064            $10,263                 $10,597
                     $10,110                $ 9,630                 $ 8,825            $10,278                 $10,830
                     $ 9,972                $ 9,498                 $ 8,760            $10,178                 $10,858
                     $ 9,981                $ 9,507                 $ 9,158            $10,134                 $11,014
                     $10,123                $ 9,642                 $ 9,558            $10,075                 $11,000
                     $10,365                $ 9,873                 $ 9,781            $10,190                 $10,870
          99         $10,623                $10,119                 $10,275            $10,244                 $10,839
                     $10,567                $10,065                 $10,066            $10,193                 $10,625
                     $10,794                $10,281                 $10,654            $10,202                 $10,572
                     $10,724                $10,215                 $10,972            $10,059                 $10,879
                     $10,516                $10,016                 $10,746            $10,063                 $10,548
                     $10,272                $ 9,784                 $10,526            $ 9,952                 $10,625
                     $10,611                $10,107                 $10,984            $10,122                 $10,883
                     $10,552                $10,050                 $11,346            $10,195                 $10,713
                     $10,707                $10,198                 $11,849            $10,320                 $10,636
                     $10,537                $10,037                 $11,607            $10,259                 $10,615
                     $10,271                $ 9,783                 $11,409            $ 9,958                 $10,489
                     $ 9,977                $ 9,503                 $11,370            $ 9,646                 $10,706
          00         $10,420                $ 9,925                 $11,779            $ 9,856                 $11,092
                     $10,941                $10,421                 $12,363            $10,443                 $11,084
                     $10,966                $10,445                 $12,220            $10,608                 $11,088
                     $10,759                $10,248                 $12,107            $10,468                 $10,779
                     $10,654                $10,148                 $12,001            $10,353                 $10,736
                     $10,687                $10,179                 $12,332            $10,553                 $10,705
                     $10,496                $ 9,998                 $12,700            $10,335                 $10,608
                     $10,489                $ 9,991                 $12,333            $10,496                 $10,877
                     $10,676                $10,169                 $12,804            $10,597                 $11,285
                     $10,164                $ 9,682                 $12,360            $ 9,918                 $11,366
          01         $10,449                $ 9,953                 $12,649            $10,210                 $11,467

           AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
           SALES CHARGE FOR THE PERIOD ENDING OCTOBER 31, 2001

                        1 YEAR          LIFE OF FUND
----------------------------------------------------
CLASS A(3)               -3.07%             -0.13%
CLASS B(4)               -3.50%              0.01%
CLASS C(5)                0.28%              0.59%

(1) Reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for the unmanaged JPMorgan Emerging Market Index, the JPMorgan Global Government Bond Index, and the Merrill Lynch High Yield Master Index do not reflect any fees or expenses. These three indices chosen to compare to the Fund's performance have elements of three categories: high-yield corporate debt, equity-related securities and high-grade debt. Since there is no one index combining all three in the same annual blend as the Fund's portfolio, these three separate indices may not be a valid comparison for the Fund. Performance for the three indices begins on 3/31/98.
(3) The Class A shares were first offered to the public on 3/18/98. This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2001, using the SEC-required uniform method to compute such return.
(4) The Class B shares were first offered to the public on 3/18/98. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (life of Class).
(5) The Class C shares were first offered to the public on 3/18/98. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (life of Class).

SCHEDULE OF INVESTMENTS
WORLD BOND-DEBENTURE FUND OCTOBER 31, 2001

                                                            PRINCIPAL AMOUNT
                                   INTEREST      MATURITY   IN LOCAL CURRENCY            US$
INVESTMENTS                            RATE          DATE               (000)          VALUE
-----------------------------------------------------------------------------------------------
FOREIGN BONDS 41.32%

BRAZIL 2.92%
Fed Republic of Brazil                10.25%    1/11/2006      USD        250      $ 222,500
Globo Communicacoes Part+            10.625%    12/5/2008      USD        150         94,875
                                                                                  ----------
TOTAL                                                                                317,375
                                                                                  ----------

BULGARIA 0.54%
Bulgaria(b)                           4.563%    7/28/2011      USD         74         58,390
                                                                                  ----------

CANADA 3.33%
Acetex Corp.+                        10.875%     8/1/2009      USD        100         93,000
Quebecor Media, Inc.                 11.125%    7/15/2011      USD        100        105,000
Rogers Communications, Inc.(a)         8.75%    7/15/2007      CAD        100         61,898
Rogers Wireless, Inc.                 9.625%     5/1/2011      USD        100        102,000
                                                                                  ----------
TOTAL                                                                                361,898
                                                                                  ----------

COLOMBIA 1.40%
Republic of Colombia                   9.75%     4/9/2011      USD        145        151,947
                                                                                  ----------

COSTA RICA 0.84%
Banco Central Costa Rica              6.250%    5/21/2010      USD         90         91,603
                                                                                  ----------

ECUADOR 1.12%
Republic of Ecuador+                  12.00%   11/15/2012      USD        185        122,100
                                                                                  ----------
IRELAND 1.98%
Esat Telecom Group, Inc.(a)          11.875%    11/1/2009      EUR        200        214,807
                                                                                  ----------
ISRAEL 0.42%
Partner Communications Co., Ltd.      13.00%    8/15/2010      USD         50         46,125
                                                                                  ----------
JAMAICA 0.97%
Government of Jamaica+                11.75%    5/15/2011      USD        100        105,125
                                                                                  ----------
MALAYSIA 1.55%
Malaysia                               8.75%     6/1/2009      USD        150        169,157
                                                                                  ----------
MEXICO 3.90%
Gruma S.A. de CV                      7.625%   10/15/2007      USD        100         89,750
TV Azteca S.A. de CV                  10.50%    2/15/2007      USD        200        173,500
United Mexican States                 9.875%     2/1/2010      USD        145        160,950
                                                                                  ----------
TOTAL                                                                                424,200
                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

WORLD BOND-DEBENTURE FUND OCTOBER 31, 2001

                                                             PRINCIPAL AMOUNT
                                   INTEREST      MATURITY   IN LOCAL CURRENCY             US$
INVESTMENTS                            RATE          DATE                (000)          VALUE
-----------------------------------------------------------------------------------------------
NETHERLANDS 1.64%
Slovak Wireless Financial Co.(a)      11.25%    3/30/2007      EUR        150      $ 144,290
Versatel Telecom Intl. N.V.          11.875%    7/15/2009      USD        100         34,000
                                                                                  ----------
TOTAL                                                                                178,290
                                                                                  ----------
PANAMA 3.77%
Republic of Panama(b)                  4.75%    7/17/2014      USD        241        207,651
Republic of Panama                    9.625%     2/8/2011      USD        200        202,200
                                                                                  ----------
TOTAL                                                                                409,851
                                                                                  ----------
PERU 0.66%
Republic of Peru(b)                    4.50%     3/7/2017      USD        100         72,483
                                                                                  ----------
QATAR 1.51%
State of Qatar+                        9.75%    6/15/2030      USD        145        163,850
                                                                                  ----------
REPUBLIC OF KOREA 2.16%
Republic of Korea                     8.875%    4/15/2008      USD        200        235,300
                                                                                  ----------
RUSSIA 5.40%
Russian Federation+                    9.25%   11/27/2001      USD        100        100,500
Russian Federation+                   10.00%    6/26/2007      USD        175        160,344
Russian Federation+                   12.75%    6/24/2028      USD        325        326,625
                                                                                  ----------
TOTAL                                                                                587,469
                                                                                  ----------
TRINIDAD AND TOBAGO 1.90%
Trinidad & Tobago+                     8.00%   12/19/2006      USD        200        206,500
                                                                                  ----------
UNITED KINGDOM 2.64%
Comcast U.K. Cable Partners           11.20%   11/15/2007      USD        125         96,875
JMH Financial Ltd.+                    4.75%     9/6/2007      USD         75         72,000
Telewest Communications Plc           11.00%    10/1/2007      USD        150        117,750
                                                                                  ----------
TOTAL                                                                                286,625
                                                                                  ----------
VENEZUELA 2.67%
Republic of Venezuela(b)               4.75%   12/18/2007      USD        155        123,120
Republic of Venezuela                  9.25%    9/15/2027      USD        250        166,500
                                                                                  ----------
TOTAL                                                                                289,620
                                                                                  ----------
TOTAL FOREIGN BONDS (Cost $4,346,843)                                              4,492,715
                                                                                  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

WORLD BOND-DEBENTURE FUND OCTOBER 31, 2001


                                                             PRINCIPAL AMOUNT
                                   INTEREST      MATURITY    IN LOCAL CURRENCY             US$
INVESTMENTS                            RATE          DATE                (000)          VALUE
-----------------------------------------------------------------------------------------------
UNITED STATES BONDS 55.61%
AES Corp.                             10.25%    7/15/2006      USD        170      $ 158,950
Alamosa Delaware, Inc.               13.625%    8/15/2011      USD        150        153,375
Allbritton Communications Co.          9.75%   11/30/2007      USD        125        130,625
Allied Waste North America, Inc.      10.00%     8/1/2009      USD        150        152,625
American Standard Cos., Inc.           8.25%     6/1/2009      USD        105        110,250
AutoNation, Inc.+                      9.00%     8/1/2008      USD        100         99,000
Calpine Corp.                         7.875%     4/1/2008      USD        200        197,613
CBS, Inc.                             8.875%     6/1/2022      USD         35         37,364
Charter Communication, Inc.           10.75%    10/1/2009      USD        200        210,500
Crown Castle Intl. Corp.              10.75%     8/1/2011      USD        150        142,500
Del Monte Foods Co.                    9.25%    5/15/2011      USD        100        104,500
Dun & Bradstreet Corp.                6.625%    3/15/2006      USD         80         83,422
Encompass Services Corp.+             10.50%     5/1/2009      USD        125         92,500
Fox/Liberty Networks LLC              8.875%    8/15/2007      USD        200        210,250
Frontiervision LP                     11.00%   10/15/2006      USD        150        154,500
Global Crossing Holdings Ltd.         9.625%    5/15/2008      USD        150         26,250
HCA - The Healthcare Co.              7.875%     2/1/2011      USD        100        108,000
Healthsouth Corp.                     10.75%    10/1/2008      USD        100        112,250
Hilton Hotel Corp.                     8.25%    2/15/2011      USD        150        143,888
IMC Global, Inc.+                     11.25%     6/1/2011      USD        100        102,500
Integrated Electrical Services, Inc.  9.375%     2/1/2009      USD        100         84,500
Interface, Inc.                        9.50%   11/15/2005      USD        100         94,000
Kansas City Power & Light Co.         7.125%   12/15/2005      USD        100        106,887
L-3 Communications Corp.             10.375%     5/1/2007      USD        125        134,062
Levi Strauss & Co.                   11.625%    1/15/2008      USD        150        105,750
Merrill Lynch & Co.                    1.50%   12/15/2005      USD        200        183,500
Michael Foods, Inc.                   11.75%     4/1/2011      USD        125        133,125
Mission Resources Corp.              10.875%     4/1/2007      USD        100         93,500
Navistar Intl. Corp.                   9.38%     6/1/2006      USD        100         99,500
Newport News Shipbuilding, Inc.        9.25%    12/1/2006      USD        150        157,500
News Corp. Ltd.                        8.75%    2/15/2006      USD        100        102,250
Nextel Communications, Inc.           12.00%    11/1/2008      USD        250        197,500
Nortek, Inc.                          9.875%    6/15/2011      USD        150        135,000
Office Depot, Inc.+                   10.00%    7/15/2008      USD        150        160,500
Oshkosh Truck Corp.                    8.75%     3/1/2008      USD        150        149,438
Pennzoil - Quaker State Co.+          10.00%    11/1/2008      USD        100        101,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

WORLD BOND-DEBENTURE FUND OCTOBER 31, 2001


                                                                    PRINCIPAL AMOUNT
                                   INTEREST           MATURITY      IN LOCAL CURRENCY            US$
INVESTMENTS                            RATE               DATE                  (000)         VALUE
----------------------------------------------------------------------------------------------------
Portola Packaging, Inc.               10.75%         10/1/2005     USD           150      $ 138,750
Renaissance Media Group LLC**   0.00%/10.00%    4/15/2003&2008     USD           100         79,625
R.H. Donnelly, Inc.                   9.125%          6/1/2008     USD           100        101,625
Roche Holdings, Inc.+           ZERO COUPON          1/19/2015     USD           200        150,750
Sinclair Broadcast Group, Inc.        10.00%         9/30/2005     USD           150        152,250
Stone Container Corp.                  9.25%          2/1/2008     USD           150        158,250
Telecorp PCS, Inc.                   10.625%         7/15/2010     USD           150        174,750
The Manitowoc Co., Inc.(a)           10.375%         5/15/2011     EUR           125        109,697
Triad Hospitals Holdings              11.00%         5/15/2009     USD           150        168,750
Tritel PCS, Inc.                     10.375%         1/15/2011     USD            65         74,913
Waste Management, Inc.                 7.10%          8/1/2026     USD           100        104,723
Williams Communications Group, Inc.  11.875%          8/1/2010     USD           150         63,750
Winstar Communications, Inc.(c)       12.75%         4/15/2010     USD           100            875
                                                                                          ---------
TOTAL UNITED STATES BONDS (Cost $6,448,524)                                               6,047,707
                                                                                          =========

                                                                             SHARES
                                                                             ------
COMMON STOCKS 0.00%

UNITED STATES 0.00%
GST Telecommunications, Inc.*                                                 3,000             12
McLeodUSA, Inc.*                                                                457            343
                                                                                         ---------
TOTAL COMMON STOCKS (Cost $38,478)                                                             355
                                                                                         =========

WARRANT 0.00%

UNITED STATES 0.00%
ORBITAL IMAGING CORP. Warrant expiring 3/1/2005* (Cost $150)                   150              75
                                                                                         ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

WORLD BOND-DEBENTURE FUND OCTOBER 31, 2001


                                   INTEREST           MATURITY     PRINCIPAL AMOUNT            US$
INVESTMENTS                            RATE               DATE                 (000)         VALUE
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 1.16%

DISCOUNT NOTE 1.16%
FEDERAL HOME LOAN BANK
(Cost $126,000)                      2.46%           11/1/2001       $         126    $    126,000
                                                                                      ------------
TOTAL INVESTMENTS 98.09% (Cost $10,959,995)                                           $ 10,666,852
                                                                                      ============

  (a) Investments in non-U.S. dollar denominated securities (4.98%). The remaining securities (95.02%) are invested in U.S. dollar - denominated securities.
  (b) Variable rate security. The interest rate represents the rate at October 31, 2001.
  (c) Defaulted security.
   +  Restricted security under Rule 144A.
   *  Non-income producing security.
  ** Deferred interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined coupon rate.

IMPORTANT INFORMATION (UNAUDITED)

Performance results quoted herein reflect past performance, current sales charge (where applicable) and appropriate Rule 12b-1 Plan expenses. Past performance is no indication of future results. Tax consequences are not reflected. If used as sales material after 12/31/2001, this report must be accompanied by Lord Abbett's PERFORMANCE QUARTERLY for the most recently completed calendar quarter.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2001

                                                              ALL VALUE             ALPHA
                                                                 FUND+               FUND
------------------------------------------------------------------------------------------
ASSETS:
   Investments in securities, at cost                      $276,653,473      $187,963,279
------------------------------------------------------------------------------------------
   Investments in securities, at value                     $302,474,294      $152,213,627
   Cash, at value                                             2,205,958           100,812
   Receivables:
     Interest and dividends                                     310,218                 -
     Investment securities sold                              16,074,788         4,000,000
     Capital shares sold                                      1,336,765           449,588
     From Underlying Funds                                            -           877,039
   Deferred organization expense                                      -            10,142
   Prepaid expenses                                               2,427            25,994
------------------------------------------------------------------------------------------
   TOTAL ASSETS                                             322,404,450       157,677,202
------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                          3,294,084                 -
     Capital shares reacquired                                  269,435           733,730
     Management fees                                            191,741                 -
     12b-1 distribution fees                                    375,254           194,731
     Trustees' fees                                             169,973             5,053
   Accrued expenses and other liabilities                       209,945           186,634
------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                          4,510,432         1,120,148
==========================================================================================
NET ASSETS                                                 $317,894,018      $156,557,054
==========================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                             261,365,844       185,340,890
Undistributed net investment income                             202,357                 -
Accumulated net realized gain on investments                 30,504,996         6,965,816
Net unrealized appreciation (depreciation) on investments    25,820,821      (35,749,652)
-------------------------------------------- ---------------------------------------------
NET ASSETS                                                 $317,894,018      $156,557,054
==========================================================================================
NET ASSETS BY CLASS:
Class A Shares                                             $166,405,902      $ 70,784,888
Class B Shares                                             $ 39,188,516      $ 50,377,373
Class C Shares                                             $112,298,693      $ 35,394,793
Class P Shares                                             $        907                 -

OUTSTANDING SHARES BY CLASS:
Class A Shares                                               16,919,938         5,462,620
Class B Shares                                                4,038,013         3,932,835
Class C Shares                                               11,615,633         2,765,235
Class P Shares                                                   92.271                 -

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
(NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                             $       9.83      $      12.96
Class A Shares-Maximum offering price
(Net asset value plus sales charge 5.75%)                  $      10.43      $      13.75
Class B Shares-Net asset value                             $       9.70      $      12.81
Class C Shares-Net asset value                             $       9.67      $      12.80
Class P Shares-Net asset value                             $       9.83                 -
==========================================================================================

+Formerly Growth & Income Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2001


                                                                              WORLD BOND-
                                                          INTERNATIONAL         DEBENTURE
                                                                   FUND              FUND
------------------------------------------------------------------------------------------
ASSETS:
   Investments in securities, at cost                      $170,529,362       $10,959,995
-----------------------------------------------------------------------------------------
   Investments in securities, at value                     $147,126,723       $10,666,852
   Cash (Principally foreign currencies
   for International Fund)                                   14,788,895           100,990
   Receivables:
     Interest and dividends                                     502,426           303,714
     Investment securities sold                               3,882,117           227,438
     Capital shares sold                                      2,657,580            57,068
     From advisor                                                     -             5,491
   Deferred organization expense                                    705             9,728
   Prepaid expenses                                              14,663               101
-----------------------------------------------------------------------------------------
   TOTAL ASSETS                                             168,973,109        11,371,382
-----------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                          2,280,494           276,535
     Capital shares reacquired                                4,778,126           186,883
     Management fees                                            103,987                 -
     12b-1 distribution fees                                    232,157            12,272
     Trustees' fees                                              10,065               490
     To affiliate                                               350,817                 -
   Accrued expenses and other liabilities                       256,368            20,748
-----------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                          8,012,014           496,928
==========================================================================================
NET ASSETS                                                 $160,961,095       $10,874,454
==========================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                             271,081,995        13,512,630
Undistributed (distributions in excess of)
 net investment income                                          (29,032)          173,686
Accumulated net realized loss on investments and
   foreign currency related transactions                    (86,632,490)       (2,518,795)
Net unrealized depreciation on investments
   and translation of assets and liabilities
   denominated in foreign currencies                        (23,459,378)         (293,067)
-----------------------------------------------------------------------------------------
NET ASSETS                                                 $160,961,095       $10,874,454
==========================================================================================
NET ASSETS BY CLASS:
Class A Shares                                             $ 71,591,480       $ 7,005,745
Class B Shares                                             $ 17,742,981       $ 2,150,031
Class C Shares                                             $ 11,398,630       $ 1,718,678
Class P Shares                                             $        721                 -
Class Y Shares                                             $ 60,227,283                 -

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                9,198,440           894,172
Class B Shares                                                2,319,590           274,274
Class C Shares                                                1,496,885           219,496
Class P Shares                                                   92.229                 -
Class Y Shares                                                7,628,009                 -

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
(NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                             $       7.78       $      7.83
Class A Shares-Maximum offering price
(Net asset value plus sales charge 5.75% and 4.75%,
respectively)                                              $       8.25       $      8.22
Class B Shares-Net asset value                             $       7.65       $      7.84
Class C Shares-Net asset value                             $       7.61       $      7.83
Class P Shares-Net asset value                             $       7.82                 -
Class Y Shares-Net asset value                             $       7.90                 -
=========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2001
                                                              ALL VALUE             ALPHA
                                                                  FUND+              FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                  $  4,653,181      $          -
Interest                                                        725,196            68,484
Foreign withholding tax                                         (28,035)                -
------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       5,350,342            68,484
==========================================================================================
EXPENSES:
Management fees                                               2,112,158           929,447
12b-1 distribution plan-Class A                                 601,974           302,434
12b-1 distribution plan-Class B                                 272,208           604,289
12b-1 distribution plan-Class C                               1,081,589           414,855
12b-1 distribution plan-Class P                                       1                 -
Shareholder servicing                                           476,309           598,198
Reports to shareholders                                         157,862           134,670
Professional                                                     96,384            86,694
Registration                                                     76,465            41,509
Trustees' fees                                                    9,260             7,370
Custody                                                           5,138             7,082
Organization                                                          -             8,730
Other                                                           100,006             6,265
------------------------------------------------------------------------------------------
Gross expenses                                                4,989,354         3,141,543
   Management fee waived                                              -          (929,447)
   Expense reductions                                           (16,694)          (13,477)
   Expenses assumed by Underlying Funds                               -          (877,041)
------------------------------------------------------------------------------------------
NET EXPENSES                                                  4,972,660         1,321,578
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    377,682        (1,253,094)
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS:
Capital gains received from Underlying Funds                          -         2,188,888
Net realized gain on investments                             30,505,459         6,894,694
Net change in unrealized appreciation/depreciation
 on investments                                             (56,301,646)      (56,555,211)
==========================================================================================
NET REALIZED AND UNREALIZED LOSS                            (25,796,187)      (47,471,629)
==========================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $(25,418,505)     $(48,724,723)
==========================================================================================

+Formerly Growth & Income Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

For the Year Ended October 31, 2001


                                                                              WORLD BOND-
                                                          INTERNATIONAL         DEBENTURE
                                                                   FUND              FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                 $   2,757,937       $         -
Interest                                                        655,286         1,214,356*
Foreign withholding tax                                        (286,253)                -
------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       3,126,970         1,214,356
------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                               1,523,030            92,135
12b-1 distribution plan-Class A                                 460,939            32,064
12b-1 distribution plan-Class B                                 236,186            20,607
12b-1 distribution plan-Class C                                 176,700            15,776
12b-1 distribution plan-Class P                                       5                 -
Shareholder servicing                                           726,221            23,129
Subsidy (See Note 3)                                            472,922                 -
Reports to shareholders                                         174,649             5,073
Professional                                                    113,660            20,642
Registration                                                     90,968            36,219
Custody                                                          85,849            10,826
Trustees' fees                                                    9,539               431
Organization                                                      5,985             8,598
Other                                                           123,669             1,325
------------------------------------------------------------------------------------------
Gross expenses                                                4,200,322           266,825
   Management fee waived                                              -           (92,135)
   Expense reductions                                           (15,892)           (4,341)
   Expenses assumed by advisor                                        -           (30,000)
------------------------------------------------------------------------------------------
NET EXPENSES                                                  4,184,430           140,349
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 (1,057,460)        1,074,007
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS:
Net realized loss on investment transactions
   and foreign currency related transactions                (86,632,490)       (1,349,703)
Net change in unrealized appreciation/depreciation
   on investments and translation of assets
   and liabilities denominated inforeign currencies         (39,871,662)          452,589
==========================================================================================
NET REALIZED AND UNREALIZED LOSS                           (126,504,152)         (897,114)
==========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $(127,561,612)      $   176,893
==========================================================================================

* Includes amortization of premium (See Note 2).

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31, 2001

                                                              ALL VALUE             ALPHA
INCREASE (DECREASE) IN NET ASSETS                                 FUND+              FUND
-----------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                               $    377,682      $ (1,253,094)
Capital gains received from Underlying Funds                          -         2,188,888
Net realized gain on investments                             30,505,459         6,894,694
Net change in unrealized appreciation/depreciation
   on investments                                           (56,301,646)      (56,555,211)
------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        (25,418,505)      (48,724,723)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                     (366,569)       (1,647,286)
   Class B                                                       (4,001)         (795,419)
   Class C                                                      (43,376)         (508,701)
Net realized gain
   Class A                                                  (10,420,362)       (1,810,975)
   Class B                                                   (1,355,007)       (1,328,548)
   Class C                                                   (8,681,207)         (852,665)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (20,870,522)       (6,943,594)
==========================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                           123,149,233        42,529,722
Reinvestment of distributions                                19,910,245         6,488,687
Cost of shares reacquired                                   (45,143,335)      (48,721,861)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                 97,916,143           296,548
==========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                        51,627,116       (55,371,769)
==========================================================================================
NET ASSETS:
Beginning of year                                           266,266,902       211,928,823
-----------------------------------------------------------------------------------------
END OF YEAR                                                $317,894,018      $156,557,054
=========================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                        $    202,357                 -
=========================================================================================

+Formerly Growth & Income Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Year Ended October 31, 2001


                                                                              WORLD BOND-
                                                          INTERNATIONAL         DEBENTURE
DECREASE IN NET ASSETS                                             FUND              FUND
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                              $  (1,057,460)      $ 1,074,007
Net realized loss on investment transactions
   and foreign currency related transactions                (86,632,490)       (1,349,703)
Net change in unrealized appreciation/depreciation on
   investments and translation of assets and
   liabilities denominated in foreign currencies            (39,871,662)          452,589
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING .
   FROM OPERATIONS                                         (127,561,612)          176,893
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                            -          (647,554)
   Class B                                                            -          (147,403)
   Class C                                                            -          (124,729)
Paid-in capital
   Class A                                                            -          (161,046)
   Class B                                                            -           (36,659)
   Class C                                                            -           (31,020)
Net realized gain
   Class A                                                     (765,881)                -
   Class B                                                     (192,486)                -
   Class C                                                     (148,414)                -
   Class P                                                           (8)                -
   Class Y                                                     (452,271)                -
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (1,559,060)       (1,148,411)
==========================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                           282,771,600         3,941,013
Reinvestment of distributions                                 1,534,793           757,488
Cost of shares reacquired                                  (268,429,837)       (4,167,672)
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                 15,876,556           530,829
==========================================================================================
NET DECREASE IN NET ASSETS                                 (113,244,116)         (440,689)
==========================================================================================
NET ASSETS:
Beginning of year                                           274,205,211        11,315,143
------------------------------------------------------------------------------------------
END OF YEAR                                               $ 160,961,095       $10,874,454
==========================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                  $     (29,032)      $   173,686
==========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended October 31, 2000

                                                              ALL VALUE             ALPHA
INCREASE IN NET ASSETS                                            FUND+              FUND
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                               $    382,427      $    (980,641)
Capital gains received from Underlying Funds                          -         7,162,641
Net realized gain on investments                             20,552,193           732,415
Net change in unrealized appreciation/depreciation on
   investments                                                5,032,015        18,724,921
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         25,966,635        25,639,336
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                            -        (1,048,834)
   Class B                                                            -          (421,544)
   Class C                                                            -          (277,904)
Net realized gain
   Class A                                                   (5,343,824)         (526,884)
   Class B                                                     (517,534)         (375,862)
   Class C                                                   (5,448,637)         (247,787)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (11,309,995)       (2,898,815)
==========================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                            67,457,935        64,978,392
Reinvestment of distributions                                10,644,282         2,781,337
Cost of shares reacquired                                   (43,289,256)      (40,691,009)
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                 34,812,961        27,068,720
==========================================================================================
NET INCREASE IN NET ASSETS                                   49,469,601        49,809,241
==========================================================================================
NET ASSETS:
Beginning of year                                           216,797,301       162,119,582
------------------------------------------------------------------------------------------
END OF YEAR                                                $266,266,902      $211,928,823
==========================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                        $    240,254      $    952,127
==========================================================================================

+Formerly Growth & Income Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Year Ended October 31, 2000


                                                                              WORLD BOND-
                                                          INTERNATIONAL         DEBENTURE
INCREASE (DECREASE) IN NET ASSETS                                  FUND              FUND
-----------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                              $  (1,459,646)     $    916,113
Net realized gain (loss) on investment transactions
   and foreign currency related transactions                  2,307,685          (568,488)
Net change in unrealized appreciation/depreciation on
   investments and translation of assets and liabilities
   denominated in foreign currencies                         16,158,600          (178,011)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         17,006,639           169,614
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                     (478,361)         (840,439)
   Class B                                                          (44)         (174,767)
   Class C                                                          (34)         (151,889)
   Class P                                                           (4)                -
   Class Y                                                     (481,609)                -
Net realized gain
   Class A                                                   (6,142,224)                -
   Class B                                                   (1,364,987)                -
   Class C                                                   (1,200,131)                -
   Class P                                                          (71)                -
   Class Y                                                   (3,806,053)                -
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (13,473,518)       (1,167,095)
=========================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                           179,799,929         2,537,614
Reinvestment of distributions                                13,199,982           811,812
Cost of shares reacquired                                  (135,414,413)       (2,748,692)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                 57,585,498           600,734
=========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                        61,118,619          (396,747)
=========================================================================================
NET ASSETS:
Beginning of year                                           213,086,592        11,711,890
-----------------------------------------------------------------------------------------
END OF YEAR                                               $ 274,205,211      $ 11,315,143
=========================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME          $      (9,482)     $    (66,710)
=========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
ALL VALUE FUND

                                                             YEAR ENDED 10/31
                                           -------------------------------------------------
                                             2001       2000      1999      1998       1997
                                           -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   (CLASS A SHARES)
NET ASSET VALUE,
BEGINNING OF YEAR                          $ 11.53    $ 10.87    $ 9.15    $ 8.79     $ 7.09
                                           =======    =======    ======    ======     ======
Investment operations
  Net investment income                        .04(b)     .05(b)    .04(b)    .06        .09
  Net realized and unrealized
  gain (loss)                                 (.83)      1.17      2.06       .93       1.78
                                           -------    -------    ------    ------     ------
    Total from investment
    operations                                (.79)      1.22      2.10       .99       1.87
                                           -------    -------    ------    ------     ------
Distributions to shareholders from:
  Net investment income                       (.03)         -      (.05)     (.04)      (.10)
  Net realized gain                           (.88)      (.56)     (.33)     (.59)      (.07)
                                           -------    -------    ------    ------     ------
    Total distributions                       (.91)      (.56)     (.38)     (.63)      (.17)
                                           -------    -------    ------    ------     ------
NET ASSET VALUE, END OF YEAR               $  9.83    $ 11.53    $10.87    $ 9.15     $ 8.79
                                           =======    =======    ======    ======     ======
Total Return(d)                              (7.26)%    11.44%    23.77%    11.97%     26.78%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                1.42%      1.35%     1.30%     1.22%      1.29%
  Expenses, excluding expense
    reductions                                1.43%      1.36%     1.30%     1.22%      1.29%
  Net investment income                        .40%       .48%      .36%      .88%      1.15%

                                                             YEAR ENDED 10/31
                                            ------------------------------------------------
SUPPLEMENTAL DATA:                             2001      2000      1999      1998       1997
============================================================================================
 Net assets, end
  of year (000)                           $166,406  $136,038  $102,329   $72,863    $58,911

 Portfolio turnover rate                    103.11%    65.06%    37.68%    45.83%     36.37%
=============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND


                                                     YEAR ENDED 10/31              6/5/1997(a)
                                            -----------------------------------        TO
                                            2001      2000      1999      1998     10/31/1997
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  (CLASS B SHARES)
NET ASSET VALUE,
BEGINNING OF PERIOD                          $11.42    $10.85    $ 9.13    $ 8.80       $8.20
                                            =======   =======   =======   =======     =======
Investment operations
  Net investment income (loss)                 (.03)(b)  (.02)(b)  (.04)(b)    -(c)         -(c)
  Net realized and unrealized gain (loss)      (.81)     1.15      2.10       .92         .60
                                           -------   -------   -------   -------     --------
    Total from investment
    operations                                 (.84)     1.13      2.06       .92         .60
                                           -------   -------   -------   -------     --------
Distributions to shareholders from:
  Net investment income                           -(c)      -      (.01)        -           -
  Net realized gain                            (.88)     (.56)     (.33)     (.59)          -
                                           -------   -------   -------   -------     --------
    Total distributions                        (.88)     (.56)     (.34)     (.59)          -
                                           -------   -------   -------   -------     --------
NET ASSET VALUE, END OF PERIOD              $  9.70    $11.42    $10.85    $ 9.13       $8.80
                                           =======   =======   =======   =======     =======
Total Return(d)                               (7.86)%   10.80%    23.17%    11.17%       7.19%(e)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                 2.03%     2.00%     1.98%     1.98%        .86%(e)
  Expenses, excluding expense
    reductions                                 2.04%     2.01%     1.98%     1.98%        .86%(e)
  Net investment income (loss)                 (.27)%    (.17)%    (.38)%     .09%        .01%(e)

                                                     YEAR ENDED 10/31               6/5/1997(a)
                                            -----------------------------------         TO
SUPPLEMENTAL DATA:                          2001      2000      1999      1998      10/31/1997
================================================================================================
 Net assets, end of
  period (000)                              $39,188  $17,453    $9,739    $3,404      $  332

 Portfolio turnover rate                     103.11%   65.06%    37.68%    45.83%      36.37%
================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND



                                                             YEAR ENDED 10/31
                                            -------------------------------------------------
                                               2001      2000      1999      1998       1997
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  (CLASS C SHARES)
NET ASSET VALUE,
BEGINNING OF YEAR                            $11.38    $10.81     $9.11     $8.80      $7.09
                                            =======   =======   =======   =======     =======
Investment operations
  Net investment income (loss)                 (.01)(b)  (.02)(b)  (.03)(b)   .01        .03
  Net realized and unrealized
  gain (loss)                                  (.82)     1.15      2.07       .89       1.79
                                            -------   -------   -------   -------     -------
    Total from investment
    operations                                 (.83)     1.13      2.04       .90       1.82
                                            -------   -------   -------   -------     -------
Distributions to shareholders from:
  Net investment income                           -(c)      -      (.01)        -       (.04)
  Net realized gain                            (.88)     (.56)     (.33)     (.59)      (.07)
                                            -------   -------   -------   -------     -------
    Total distributions                        (.88)     (.56)     (.34)     (.59)      (.11)
                                            -------   -------   -------   -------     -------
NET ASSET VALUE, END OF YEAR                 $ 9.67    $11.38    $10.81     $9.11      $8.80
                                            =======   =======   =======   =======     =======
Total Return(d)                               (7.70)%   10.74%    23.00%    10.94%     26.24%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                 1.98%     2.00%     1.98%     1.98%      2.05%
  Expenses, excluding expense
    reductions                                 1.99%     2.01%     1.98%     1.98%      2.05%
  Net investment income (loss)                 (.14)%    (.17)%    (.31)%     .12%       .39%

                                                             YEAR ENDED 10/31
                                            -------------------------------------------------
SUPPLEMENTAL DATA:                             2001      2000      1999      1998       1997
=============================================================================================
  Net assets, end of year (000)            $112,299  $112,776  $104,984   $89,637    $83,749

  Portfolio turnover rate                    103.11%    65.06%    37.68%    45.83%     36.37%
=============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND


                                                        8/15/2001(a)
                                                           TO
                                                       10/31/2001
-----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
Net asset value, beginning of period                     $10.85
                                                         =======
Investment operations
  Net investment loss                                         -(b)(c)
  Net realized and unrealized loss                        (1.02)
                                                         -------
    Total from investment operations                      (1.02)
                                                         -------
NET ASSET VALUE, END OF PERIOD                           $ 9.83
                                                         =======
Total Return (d)                                          (9.40)%(e)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                    .31%(e)
  Expenses, excluding expense reductions                    .31%(e)
  Net investment loss                                      (.01)%(e)

                                                     8/15/2001(a)
                                                          TO
SUPPLEMENTAL DATA:                                   10/31/2001
=================================================================
   Net assets, end of period (000)                       $      1

   Portfolio turnover rate                                 103.11%
=================================================================

(a) Commencement of offering of class shares.
(b) Calculated using average shares outstanding during the period.
(c) Amount represents less than $.01.
(d) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(e) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
ALPHA FUND

                                                             YEAR ENDED 10/31          12/29/1997(a)
                                                   ---------------------------------       TO
                                                       2001         2000        1999   10/31/1998
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                $ 17.46       $15.21      $12.91       $13.52
                                                     ======       =======     =======      =======
Investment operations
  Net investment income (loss)                         (.05)(b)     (.03)(b)     .07(b)      (.03)(b)
  Net realized and unrealized gain (loss)             (3.82)        2.60        2.23         (.58)
                                                     ------       ------      ------       ------
    Total from investment operations                  (3.87)        2.57        2.30         (.61)
                                                     ------       ------      ------       -------
Distributions to shareholders from:
  Net investment income                                (.30)        (.21)          -            -
  Net realized gain                                    (.33)        (.11)          -            -
                                                     ------       ------      ------       ------
    Total distributions                                (.63)        (.32)          -            -
                                                     ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                      $ 12.96       $17.46      $15.21       $12.91
                                                     =======      =======     =======      =======
Total Return(c)                                      (22.67)%      17.10%      17.82%       (4.51)%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions     .36%         .40%        .33%         .21%(d)
  Expenses, excluding waiver and expense reductions    1.34%        1.33%        .83%         .63%(d)
  Net investment income (loss)                         (.32)%       (.16)%       .15%        (.18)%(d)

                                                             YEAR ENDED 10/31          12/29/1997(a)
                                                   ---------------------------------       TO
SUPPLEMENTAL DATA:                                      2001         2000        1999   10/31/1998
=====================================================================================================
  Net assets, end of period (000)                   $70,785       $96,652     $75,136     $49,587

  Portfolio turnover rate                             15.34%        1.54%       1.67%         .01%
====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA FUND


                                                                 YEAR ENDED 10/31             12/29/1997(a)
                                                        ------------------------------------      TO
                                                           2001         2000           1999   10/31/1998
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                  $17.27       $15.05          $12.85        $13.52
                                                      ======       ======          ======        =======
Investment operations
  Net investment loss                                   (.14)(b)     (.13)(b)        (.03)(b)      (.11)(b)
  Net realized and unrealized gain (loss               (3.79)        2.58            2.23          (.56)
                                                      ---------    ---------       --------      -------
    Total from investment operations                   (3.93)        2.45            2.20          (.67)
                                                      ---------    ---------       --------      -------
Distributions to shareholders from:
  Net investment income                                 (.20)        (.12)              -             -
  Net realized gain                                     (.33)        (.11)              -             -
                                                      ---------    ---------       --------      -------
    Total distributions                                 (.53)        (.23)              -             -
                                                      ---------    ---------       --------      -------
NET ASSET VALUE, END OF PERIOD                        $12.81       $17.27          $15.05        $12.85
                                                      =========    =========       ========      =======
Total Return(c)                                       (23.21)%      16.40%          17.12%        (4.96)%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions     1.00%        1.00%           1.00%          .83%(d)
  Expenses, excluding waiver and expense reductions     1.98%        1.93%           1.50%         1.26%(d)
  Net investment loss                                   (.96)%       (.75)%          (.83)%        (.81)%(d)

                                                             YEAR ENDED 10/31                 12/29/1997(a)
                                                        ------------------------------------      TO
SUPPLEMENTAL DATA:                                     2001        2000            1999        10/31/1998
===========================================================================================================
   Net assets, end of period (000)                   $50,377      $70,300         $52,280       $36,202
   Portfolio turnover rate                             15.34%        1.54%           1.67%          .01%
============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA FUND


                                                                 YEAR ENDED 10/31             12/29/1997(a)
                                                        -----------------------------------       TO
                                                           2001         2000           1999   10/31/1998
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $17.25      $15.04         $12.86        $13.52
                                                        ======    =========        ========      =======
Investment operations
  Net investment loss                                     (.14)(b)    (.12)(b)       (.04)(b)      (.11)(b)
  Net realized and unrealized gain (loss)                (3.78)       2.56           2.22          (.55)
                                                        -------    ---------       --------      -------
    Total from investment operations                     (3.92)       2.44           2.18          (.66)
                                                        -------    ---------       --------      -------
Distributions to shareholders from:
  Net investment income                                   (.20)       (.12)             -             -
  Net realized gain                                       (.33)       (.11)             -             -
                                                        -------    ---------       --------      ------
    Total distributions                                   (.53)       (.23)             -             -
                                                        -------    ---------       --------      -------
NET ASSET VALUE, END OF PERIOD                          $ 12.80     $17.25         $15.04        $12.86
                                                        =======    =========       ========      =======
Total Return(c)                                          (23.25)%    16.34%         16.95%        (4.88)%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions        1.00%      1.00%          1.00%          .82%(d)
  Expenses, excluding waiver and expense reductions        1.98%      1.93%          1.50%         1.24%(d)
  Net investment loss                                      (.97)%     (.70)%         (.84)%        (.82)%(d)

                                                                 YEAR ENDED 10/31             12/29/1997(a)
                                                        -----------------------------------       TO
SUPPLEMENTAL DATA:                                         2001         2000           1999   10/31/1998
===========================================================================================================
   Net assets, end of period (000)                     $35,395     $44,977        $34,667       $20,490

   Portfolio turnover rate                               15.34%       1.54%          1.67%          .01%
===========================================================================================================

(a) Commencement of operations.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

                                                                       YEAR ENDED 10/31                   12/13/1996(a)
                                                        ------------------------------------------------        TO
                                                           2001         2000           1999         1998    10/31/1997
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 14.48     $  13.90       $  12.39      $ 10.86       $  9.42
                                                        =======    =========      =========    =========     =========
Investment operations
  Net investment income (loss)                             (.06)(b)     (.08)(b)        .07(b)       .11(b)        .07
  Net realized and unrealized gain (loss)                 (6.56)        1.54           1.55         1.45          1.37
                                                        -------    ---------      ---------    ---------     ---------
    Total from investment operations                      (6.62)        1.46           1.62         1.56          1.44
                                                        -------    ---------      ---------    ---------     ---------
Distributions to shareholders from:
  Net investment income                                       -         (.06)          (.09)        (.03)            -
  Net realized gain                                        (.08)        (.82)          (.02)           -             -
                                                        -------    ---------      ---------    ---------     ---------
    Total distributions                                    (.08)        (.88)          (.11)        (.03)            -
                                                        -------    ---------      ---------    ---------     ---------
NET ASSET VALUE, END OF PERIOD                          $  7.78     $  14.48       $  13.90      $ 12.39       $ 10.86
                                                        =======    =========      =========    =========     =========
Total Return(c)                                          (45.92)%      10.97%         13.16%       14.36%        15.21%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                   2.07%        1.80%          1.51%        1.31%         1.23%(d)
  Expenses, excluding expense reductions                   2.08%        1.80%          1.51%        1.31%         1.23%(d)
  Net investment income (loss)                             (.55)%       (.53)%          .52%         .80%          .41%(d)

                                                                       YEAR ENDED 10/31                     12/13/1996(a)
                                                        ------------------------------------------------        TO
SUPPLEMENTAL DATA:                                         2001         2000           1999         1998    10/31/1997
==========================================================================================================================

   Net assets, end of period (000)                      $71,591     $135,701       $104,885      $80,606       $32,755

   Portfolio turnover rate                                65.26%       35.14%         75.15%       20.52%        29.72%
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL FUND


                                                                       YEAR ENDED 10/31                   6/2/1997(e)
                                                        ------------------------------------------------     TO
                                                           2001       2000           1999         1998    10/31/1997
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $14.31      $13.75         $12.28       $10.83      $10.26
                                                        =======     =======        =======      =======     =======
Investment operations
  Net investment income (loss)                            (.11)(b)    (.17)(b)       (.02)(b)      .02(b)     (.03)
  Net realized and unrealized gain (loss)                (6.47)       1.55           1.53         1.43         .60
                                                        -------     ---------      --------     -------     -------
    Total from investment operations                     (6.58)       1.38           1.51         1.45         .57
                                                        -------     ---------      --------     -------     -------
Distributions to shareholders from:
  Net investment income                                      -           -(f)        (.02)           -           -
  Net realized gain                                       (.08)       (.82)          (.02)           -           -
                                                        -------     ---------      --------     -------     -------
    Total distributions                                   (.08)       (.82)          (.04)           -           -
                                                        -------     ---------      --------     ------      -------
NET ASSET VALUE, END OF PERIOD                          $ 7.65      $14.31         $13.75       $12.28      $10.83
                                                        =======     =========      ========     =======     =======
Total Return(c)                                         (46.19)%     10.42%         12.31%       13.39%       5.56%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                  2.59%       2.35%          2.19%        2.03%        .87%(d)
  Expenses, excluding expense reductions                  2.60%       2.36%          2.19%        2.03%        .87%(d)
  Net investment income (loss)                           (1.07)%     (1.09)%         (.16)%        .18%       (.46)%(d)

                                                                       YEAR ENDED 10/31                     6/2/1997(e)
                                                      --------------------------------------------------        TO
SUPPLEMENTAL DATA:                                       2001         2000           1999       1998        10/31/1997
=======================================================================================================================
   Net assets, end of period (000)                     $17,743    $ 33,124        $22,928      $15,933      $1,650

   Portfolio turnover rate                               65.26%      35.14%         75.15%       20.52%      29.72%
=======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL FUND


                                                                       YEAR ENDED 10/31                     6/2/1997(e)
                                                      --------------------------------------------------         TO
                                                           2001         2000          1999         1998     10/31/1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $14.30      $13.75         $12.28        $10.83       $10.26
                                                        =======     =======        =======       =======      =======
Investment operations
  Net investment income (loss)                            (.13)(b)    (.17)(b)       (.02)(b)       .02(b)      (.03)
  Net realized and unrealized gain (loss)                (6.48)       1.54           1.53          1.43          .60
                                                        -------     --------       --------      -------      -------
    Total from investment operations                     (6.61)       1.37           1.51          1.45          .57
                                                        -------     --------       --------      -------      -------
Distributions to shareholders from:
  Net investment income                                      -            -(f)       (.02)            -            -
  Net realized gain                                       (.08)       (.82)          (.02)            -            -
                                                        -------     --------       --------      -------      -------
    Total distributions                                   (.08)       (.82)          (.04)            -            -
                                                        -------     --------       --------      -------      -------
NET ASSET VALUE, END OF PERIOD                          $ 7.61      $14.30         $13.75        $12.28       $10.83
                                                        =======     =======        =======       =======      =======
Total Return(c)                                         (46.43)%     10.35%         12.31%        13.39%        5.56%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                  2.83%       2.35%          2.19%         2.05%         .87%(d)
  Expenses, excluding expense reductions                  2.84%       2.36%          2.19%         2.05%         .87%(d)
  Net investment income (loss)                           (1.32)%     (1.10)%         (.15)%         .12%        (.46)%(d)

                                                                       YEAR ENDED 10/31                      6/2/1997(e)
                                                      --------------------------------------------------        TO
SUPPLEMENTAL DATA:                                         2001         2000           1999         1998    10/31/1997
=========================================================================================================================
   Net assets, end of period (000)                     $11,399     $25,546        $20,111       $13,723        $2,929

   Portfolio turnover rate                               65.26%      35.14%         75.15%        20.52%        29.72%
==========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL FUND

                                                         YEAR ENDED 10/31        3/9/1999(e)
                                                    -------------------------       TO
                                                           2001         2000     10/31/1999
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                     $14.51     $13.91         $12.70
                                                        ========    =======        =======
Investment operations
  Net investment income (loss)                             (.06)(b)   (.08)(b)        .08(b)
  Net realized and unrealized gain (loss)                 (6.55)      1.55           1.13
                                                        -------    ---------       -------
    Total from investment operations                      (6.61)      1.47           1.21
                                                        -------    ---------       -------
Distributions to shareholders from:
  Net investment income                                       -       (.05)             -
  Net realized gain                                        (.08)      (.82)             -
                                                        --------    ---------      -------
    Total distributions                                    (.08)      (.87)             -
                                                        -------     -------        -------
NET ASSET VALUE, END OF PERIOD                           $ 7.82     $14.51         $13.91
                                                        =======     =======        =======
Total Return(c)                                          (45.75)%    11.03%          9.53%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                   2.04%      1.80%           .98%(d)
  Expenses, excluding expense reductions                   2.05%      1.80%           .98%(d)
  Net investment income (loss)                             (.55)%     (.51)%          .60%(d)

                                                        YEAR ENDED 10/31           3/9/1999(e)
                                                    -------------------------          TO
SUPPLEMENTAL DATA:                                         2001      2000          10/31/1999
==============================================================================================
   Net assets, end of period (000)                      $   1        $   1         $   1

   Portfolio turnover rate                              65.26%       35.14%        75.15%
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL FUND


                                                                  YEAR ENDED 10/31            12/30/1997(e)
                                                      --------------------------------------       TO
                                                           2001       2000         1999       10/31/1998
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                   $14.61       $14.00        $12.41         $11.28
                                                       ========     =======       =======       =======
Investment operations
  Net investment income (loss)                           (.01)(b)     (.01)(b)       .12(b)         .15(b)
  Net realized and unrealized gain (loss)               (6.62)        1.54          1.56            .98
                                                       --------     -------       -------       -------
    Total from investment operations                    (6.63)        1.53          1.68           1.13
                                                       --------     -------       -------       -------
Distributions to shareholders from:
  Net investment income                                     -         (.10)         (.07)             -
  Net realized gain                                      (.08)        (.82)         (.02)             -
                                                       --------    ---------       -------      -------
    Total distributions                                  (.08)        (.92)         (.09)             -
                                                       --------    ---------       -------      -------
NET ASSET VALUE, END OF PERIOD                         $ 7.90       $14.61        $14.00         $12.41
                                                       =======      =======        =======      =======
Total Return(c)                                        (45.58)%      11.45%        13.65%         10.02%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                 1.59%        1.35%         1.20%           .84%(d)
  Expenses, excluding expense reductions                 1.60%        1.37%         1.20%           .84%(d)
  Net investment income (loss)                           (.06)%       (.09)%         .86%          1.11%(d)

                                                                       YEAR ENDED 10/31       12/30/1997(a)
                                                      --------------------------------------       TO
SUPPLEMENTAL DATA:                                        2001         2000           1999     10/31/1998
==========================================================================================================
   Net assets, end of period (000)                    $60,227      $79,833       $64,810        $42,770

   Portfolio turnover rate                              65.26%       35.14%        75.15%         20.52%
==========================================================================================================

(a) Commencement of operations.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Commencement of offering of class shares.
(f) Amount represents less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
WORLD BOND-DEBENTURE FUND

                                                                    YEAR ENDED 10/31         12/18/1997(a)
                                                      --------------------------------------      TO
                                                           2001         2000         1999     10/31/1998
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $8.47        $9.24         $9.66         $10.00
                                                        =========   =======       =======      =======
Investment operations
  Net investment income                                   .74(b)(f)    .73(b)        .83(b)         .51
  Net realized and unrealized loss                       (.58)(f)     (.57)         (.22)          (.42)
                                                        --------    ---------      --------     -------
    Total from investment operations                      .16          .16           .61            .09
                                                        --------    ---------      --------     -------
Distributions to shareholders from:
  Net investment income                                  (.65)        (.93)         (.85)          (.43)
  Paid-in capital                                        (.15)           -             -              -
  Net realized gain                                         -            -          (.18)             -
                                                        --------    ---------      ---------    --------
    Total distributions                                  (.80)        (.93)        (1.03)          (.43)
                                                        --------    ---------      ---------    --------
NET ASSET VALUE, END OF PERIOD                          $7.83        $8.47         $9.24         $ 9.66
                                                        ========    ========       =======      ========
Total Return(c)                                          1.74%        1.47%         6.33%           .75%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and
    expense reductions                                    .97%        1.11%          .89%           .55%(d)
  Expenses, excluding waiver and
    expense reductions                                   2.01%        2.15%         1.84%          1.20%(d)
  Net investment income                                  8.92%(f)     8.02%         8.64%          7.08%(d)

                                                                       YEAR ENDED 10/31       12/18/1997(a)
                                                      --------------------------------------       TO
SUPPLEMENTAL DATA:                                       2001         2000           1999     10/31/1998
============================================================================================================
   Net assets, end of period (000)                     $7,006       $7,787        $8,460         $7,403

   Portfolio turnover rate                              92.39%      104.02%        74.80%        159.14%
============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

WORLD BOND-DEBENTURE FUND


                                                                       YEAR ENDED 10/31        12/19/1997(e)
                                                      --------------------------------------        TO
                                                         2001         2000          1999      10/31/1998
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $8.48        $9.24         $9.65         $10.00
                                                        =======      =======       =======       =======
Investment operations
  Net investment income                                   .69(b)f)     .67(b)        .76(b)         .40
  Net realized and unrealized loss                       (.58)(f)     (.56)         (.21)          (.37)
                                                        -------      --------      --------      -------
    Total from investment operations                      .11          .11           .55            .03
                                                        --------     --------      --------      --------
Distributions to shareholders from:
  Net investment income                                  (.60)        (.87)         (.78)          (.38)
  Paid-in capital                                        (.15)           -             -              -
  Net realized gain                                         -            -          (.18)             -
                                                        -------      -------       --------      -------
    Total distributions                                  (.75)        (.87)         (.96)          (.38)
                                                        -------      ------        -------       -------
NET ASSET VALUE, END OF PERIOD                          $7.84        $8.48         $9.24         $ 9.65
                                                        =======      =======       =======       =======
Total Return(c)                                          1.12%         .86%         5.73%           .24%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and
    expense reductions                                   1.59%        1.75%          1.56%         1.28%(d)
  Expenses, excluding waiver and
    expense reductions                                   2.63%        2.79%          2.51%         1.93%(d)
  Net investment income                                  8.31%(f)     7.39%          7.91%         6.67%(d)

                                                                       YEAR ENDED 10/31        12/19/1997(e)
                                                      --------------------------------------       TO
SUPPLEMENTAL DATA:                                      2001         2000         1999         10/31/1998
===========================================================================================================
   Net assets, end of period (000)                     $2,150       $1,936        $1,798         $1,141

   Portfolio turnover rate                              92.39%      104.02%        74.80%        159.14%
============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

WORLD BOND-DEBENTURE FUND


                                                                       YEAR ENDED 10/31       12/19/1997(c)
                                                      --------------------------------------       TO
                                                           2001       2000           1999      10/31/1998
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $8.46       $9.22          $9.65        $10.00
                                                        =====       ======         ======       ======
Investment operations
  Net investment income                                   .70(b)(f)   .67(b)         .78(b)        .39
  Net realized and unrealized loss                       (.59)(f)    (.56)          (.25)         (.36)
                                                        ------      ------         ------       -------
    Total from investment operations                      .11         .11            .53           .03
                                                        ------      ------         ------       -------
Distributions to shareholders from:
  Net investment income                                  (.59)       (.87)          (.78)         (.38)
  Paid-in capital                                        (.15)          -              -             -
  Net realized gain                                         -           -           (.18)            -
                                                        ------      ------         -------      -------
    Total distributions                                  (.74)       (.87)          (.96)         (.38)
                                                        ------      ------         -------      -------
NET ASSET VALUE, END OF PERIOD                          $7.83       $8.46          $9.22        $ 9.65
                                                        ======      ======         =======      =======
Total Return(c)                                          1.20%        .87%          5.50%           24%(d)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and
    expense reductions                                   1.49%       1.76%          1.56%         1.28%(d)
  Expenses, excluding waiver and
    expense reductions                                   2.53%       2.80%          2.51%         1.93%(d)
  Net investment income                                  8.44%(f)    7.37%          8.16%         6.62%(d)

                                                                       YEAR ENDED 10/31        12/19/1997(c)
                                                      --------------------------------------        TO
 SUPPLEMENTAL DATA:                                       2001       2000          1999        10/31/1998
==============================================================================================================
   Net assets, end of period (000)                      $1,718      $ 1,593        $1,456       $ 1,589

   Portfolio turnover rate                               92.39%      104.02%        74.80%       159.14%
===============================================================================================================

(a) Commencement of operations.
(b) Calculated using average shares outstanding during the year.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Commencement of offering of class shares.
(f) Includes impact of amortization of premium (See Note 2). The effect of the change on the per share data and ratio of net investment income to average net assets is as follows:

                                                      CLASS A     CLASS B        CLASS C
----------------------------------------------------------------------------------------------
 Net investment income per share                        $(.03)      $(.03)         $(.03)
 Net realized and unrealized gain (loss)
   on investments per share                               .03         .03            .03
 Net investment income to average net assets             (.40)%      (.40)%         (.40)%

                         SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Securities Trust (the "Trust") is an open-end management company, organized as a Delaware business trust on February 26, 1993. The Trust currently consists of six portfolios ("Funds"). This report covers the following four
Funds: Lord Abbett All Value Fund ("All Value Fund") (formerly, Growth & Income Series), Lord Abbett Alpha Series ("Alpha Fund"), Lord Abbett International Series ("International Fund") and Lord Abbett World Bond-Debenture Series ("World Bond-Debenture Fund"). The Alpha Fund invests in other funds ("Underlying Funds") managed by Lord, Abbett & Co. ("Lord Abbett"). Each Fund is diversified under the Investment Company Act of 1940 (the "Act"). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchanges, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Trust's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares, based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) DEFERRED ORGANIZATION EXPENSES-Organization expenses incurred prior to November 1, 1999 are amortized evenly over a period of five years. Organization expenses incurred after November 1, 1999 are expensed as incurred.

(f) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual Fund are allocated to the Funds within the Trust on a pro rata basis. Expenses excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(g) FOREIGN TRANSACTIONS-Transactions denominated in foreign currencies are recorded in the Funds' records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.

(h) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-International Fund and World Bond-Debenture Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments and foreign currency related transactions.

(i) CHANGE IN ACCOUNTING PRINCIPLE-Effective November 1, 2000, the Trust adopted the provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, related to amortization of premiums and discounts on debt securities. For the year ended October 31, 2001, World Bond-Debenture amortized premiums and discounts on debt securities using the effective interest method. The effect of this accounting change had no impact on the net assets of World Bond-Debenture Fund, but resulted in a decrease to undistributed net investment income and a corresponding increase to net realized and unrealized gains and losses. Prior to November 1, 2000, the Trust did not amortize premiums on debt securities. The amount recorded as a result of the change in accounting principle is $49,122 for the year ended October 31, 2001.

3.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES
The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

                                     MANAGEMENT      VOLUNTARY
                                           FEES         WAIVER
--------------------------------------------------------------
All Value Fund                             .75%(1)          --
Alpha Fund                                 .50%            .50%
International Fund                         .75%             --
World Bond-Debenture Fund                  .75%            .75%

(1) The management fee for All Value Fund is based on average daily net assets at the following annual rates:
--------------------------------
First $200 million          .75%
Next  $300 million          .65%
Over  $500 million          .50%

For the year ended October 31, 2001, Lord Abbett voluntarily waived its management fees for the World Bond-Debenture Fund and Alpha Fund, and a portion of other expenses for World Bond-Debenture Fund.

Lord Abbett had entered into a subadvisory agreement with Fuji Investment Management Co. (Europe) Ltd. (the "subadvisor"). The subadvisor furnished investment advisory services in connection with the management of the International Fund. Lord Abbett paid for the cost of the subadvisor's services. Effective December 18, 2000, Lord Abbett withdrew its 25% ownership stake in the subadvisor. Lord Abbett had held a 25% ownership stake since September 1998. Effective June 1, 2001, Lord Abbett terminated its subadvisory agreement.

Alpha Fund has entered into a Servicing Agreement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fee, distribution and service fees) of Alpha Fund in proportion to the average daily value of Underlying Fund shares owned by Alpha Fund.

12b-1 DISTRIBUTION PLANS
Each of the Funds has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                        CLASS A      CLASS B          CLASS C        CLASS P(4)
---------------------------------------------------------------------------------
Service                       .25%          .25%      up to .25%(2)        .20%
Distribution                  .10%(1)       .75%      up to .75%(2)        .25%
Quarterly service fee          --            --       up to .25%(3)         --
Quarterly distribution fee     --            --       up to .75%(3)         --

(1) In addition, each Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(2) Paid at the time such shares are sold, and generally amortized over a one-year period.

(3) Paid at each quarter-end after the first anniversary of the sale of such shares.

(4) All Value Fund and International Fund only.

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Trust after concessions were paid to authorized dealers for the year ended October 31, 2001:

                                                    DISTRIBUTOR          DEALERS
                                                    COMMISSIONS      CONCESSIONS
--------------------------------------------------------------------------------
All Value Fund                                         $231,648       $1,570,544
Alpha Fund                                               66,845          382,206
International Fund                                       88,034          530,562
World Bond-Debenture Fund                                 7,204          221,986

Certain of the Trust's officers and Trustees have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid semiannually for All Value Fund, annually for International and Alpha Fund, and monthly for World Bond-Debenture Fund. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Permanent items identified during the year ended October 31, 2001 have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                  UNDISTRIBUTED     ACCUMULATED
                                 (DISTRIBUTIONS    NET REALIZED
                                  IN EXCESS OF)   GAIN (LOSS) ON
                                 NET INVESTMENT      INVESTMENTS  PAID-IN CAPITAL
                                INCOME INCREASE         INCREASE         INCREASE
                                     (DECREASE)       (DECREASE)       (DECREASE)
--------------------------------------------------------------------------------
All Value Fund                      $    (1,633)   $     1,633                -
Alpha Fund                            3,252,373     (2,094,277)     $(1,158,096)
International Fund                    1,037,910           (283)      (1,037,627)
World Bond-Debenture Fund                86,075        147,680         (233,755)

At October 31, 2001, the capital loss carryforwards along with the related expiration dates are as follows:

                        2006         2007          2008         2009        TOTAL
---------------------------------------------------------------------------------

International Fund         -            -             -  $86,405,958  $86,405,958
World Bond-
Debenture Fund      $450,150     $424,136      $442,486    1,202,023    2,518,795

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the year ended October 31, 2001 are as follows:

                                                      PURCHASES            SALES
--------------------------------------------------------------------------------
All Value Fund                                     $346,689,085     $287,911,996
Alpha Fund                                           28,151,888       36,463,000
International Fund                                  121,276,854      122,489,589
World Bond-Debenture Fund                            11,552,150       10,664,161

As of October 31, 2001, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes are as follows:

                                                                               NET
                                           GROSS            GROSS       UNREALIZED
                                      UNREALIZED       UNREALIZED     APPRECIATION
                       TAX COST     APPRECIATION     DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------
All Value Fund     $276,653,473      $30,775,067    $ (4,954,246)    $ 25,820,821
Alpha Fund          187,966,357       10,779,731     (46,532,461)     (35,752,730)
International Fund  170,795,069       14,355,571     (38,023,917)     (23,668,346)
World Bond-
Debenture Fund       10,959,995          454,936        (748,079)        (293,143)

For Alpha Fund and International Fund the cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as deferred loss on wash sales and mark to market on passive foreign investment company securities.

6.  TRUSTEES' REMUNERATION

The Trustees associated with Lord Abbett and all officers of the Trust receive no compensation from the Trust for acting as such. Outside Trustees' fees are allocated among all funds in the Lord Abbett Family of Funds based on the net assets of each fund. The outside Trustees may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Trust and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Trustees' fees on the Statements of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a Defined Contribution Plan available to all Trustees.

7.  EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's expenses.

8.  LINE OF CREDIT

All Value Fund and International Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.085%. At October 31, 2001 there are no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year.

9.  SUMMARY OF CAPITAL TRANSACTIONS

The Trust has an unlimited number of shares of $0.001 par value capital stock of beneficial interest authorized.

                                                       YEAR ENDED                 YEAR ENDED
ALL VALUE                                        OCTOBER 31, 2001           OCTOBER 31, 2000
--------------------------------------------------------------------------------------------
CLASS A SHARES                            SHARES          AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------  -------------------------
Shares Sold                            6,451,175   $  68,006,795    4,009,634   $ 43,048,165
Reinvestment of distributions            988,045      10,255,907      455,277      4,957,960
Shares reacquired                     (2,321,235)    (24,327,031)  (2,060,366)   (22,224,615)
-----------------------------------------------------------------  -------------------------
Increase                               5,117,985   $  53,935,671    2,404,545   $ 25,781,510
-----------------------------------------------------------------  -------------------------
CLASS B SHARES
-----------------------------------------------------------------  -------------------------
Shares Sold                            2,715,823   $  28,367,297      864,069   $  9,271,592
Reinvestment of distributions            126,111       1,298,940       45,110        489,894
Shares reacquired                       (331,798)     (3,402,784)    (279,003)    (2,976,775)
-----------------------------------------------------------------  -------------------------
Increase                               2,510,136   $  26,263,453      630,176   $  6,784,711
-----------------------------------------------------------------  -------------------------
CLASS C SHARES
-----------------------------------------------------------------  -------------------------
Shares Sold                            2,568,146   $  26,774,140    1,425,293   $ 15,138,178
Reinvestment of distributions            814,366       8,355,398      480,261      5,196,428
Shares reacquired                     (1,678,166)    (17,413,520)  (1,698,890)   (18,087,866)
-----------------------------------------------------------------  -------------------------
Increase                               1,704,346   $  17,716,018      206,664   $  2,246,740
-----------------------------------------------------------------  -------------------------

                                              PERIOD ENDED
                                         OCTOBER 31, 2001*
---------------------------------------------------------
CLASS P SHARES
----------------------------------------------------------
Shares Sold                               92.271   $1,001
Reinvestment of distributions                  -        -
Shares reacquired                              -        -
----------------------------------------------------------
Increase                                  92.271   $1,001
----------------------------------------------------------

                                                       YEAR ENDED                 YEAR ENDED
ALPHA FUND                                       OCTOBER 31, 2001           OCTOBER 31, 2000
--------------------------------------------------------------------------------------------
CLASS A SHARES                            SHARES          AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------  -------------------------
Shares Sold                            1,654,671    $ 24,180,732    1,717,103   $ 31,045,528
Reinvestment of distributions            214,634       3,210,937       96,126      1,523,600
Shares reacquired                     (1,941,750)    (28,150,572)  (1,219,114)   (21,520,665)
-----------------------------------------------------------------  -------------------------
Increase (decrease)                      (72,445)   $   (758,903)     594,115   $ 11,048,463
-----------------------------------------------------------------  -------------------------
CLASS B SHARES
-----------------------------------------------------------------  -------------------------
Shares Sold                              516,042    $  7,685,655    1,091,822   $ 19,473,681
Reinvestment of distributions            134,508       2,000,141       48,581        765,646
Shares reacquired                       (789,238)    (11,544,800)    (544,684)    (9,596,596)
-----------------------------------------------------------------  -------------------------
Increase (decrease)                     (138,688)   $ (1,859,004)     595,719   $ 10,642,731
-----------------------------------------------------------------  -------------------------
CLASS C SHARES
-----------------------------------------------------------------  -------------------------
Shares Sold                              703,458    $ 10,663,335      820,875   $ 14,459,183
Reinvestment of distributions             85,976       1,277,609       31,244        492,091
Shares reacquired                       (631,242)     (9,026,489)    (549,087)    (9,573,748)
-----------------------------------------------------------------  -------------------------
Increase                                 158,192    $  2,914,455      303,032   $  5,377,526
-----------------------------------------------------------------  -------------------------

* For the period August 15, 2001 to October 31, 2001.


                                                      YEAR ENDED                   YEAR ENDED
INTERNATIONAL FUND                              OCTOBER 31, 2001             OCTOBER 31, 2000
---------------------------------------------------------------------------------------------
CLASS A SHARES                            SHARES          AMOUNT       SHARES          AMOUNT
-----------------------------------------------------------------  --------------------------
Shares Sold                           21,840,027   $ 218,211,026    8,755,316   $ 140,790,208
Reinvestment of distributions             59,560         754,627      475,436       6,451,673
Shares reacquired                    (22,074,573)   (222,918,668)  (7,422,573)   (118,851,668)
-----------------------------------------------------------------  --------------------------
Increase (decrease)                     (174,986)  $  (3,953,015)   1,808,179   $  28,390,213
-----------------------------------------------------------------  --------------------------
CLASS B SHARES
-----------------------------------------------------------------  --------------------------
Shares Sold                              905,761   $   9,248,136      874,319   $  14,478,773
Reinvestment of distributions             14,863         185,940       97,062       1,307,432
Shares reacquired                       (916,534)     (9,249,196)    (323,873)     (5,046,301)
-----------------------------------------------------------------  --------------------------
Increase                                   4,090   $     184,880      647,508   $  10,739,904
-----------------------------------------------------------------  --------------------------
CLASS C SHARES
-----------------------------------------------------------------  --------------------------
Shares Sold                            2,903,218   $  29,006,907      890,564   $  14,132,703
Reinvestment of distributions             11,412         142,648       85,648       1,153,674
Shares reacquired                     (3,204,500)    (31,867,766)    (655,061)    (10,219,438)
-----------------------------------------------------------------  --------------------------
Increase (decrease)                     (289,870)  $  (2,718,211)     321,151   $   5,066,939
-----------------------------------------------------------------  --------------------------
CLASS P SHARES
-----------------------------------------------------------------  --------------------------
Shares Sold                               19.679   $         306            4   $          63
Reinvestment of distributions               .630               8            6              85
Shares reacquired                        (24.522)           (313)          --              --
-----------------------------------------------------------------  --------------------------
Increase (decrease)                       (4.213)  $           1           10   $         148
-----------------------------------------------------------------  --------------------------
CLASS Y SHARES
-----------------------------------------------------------------  --------------------------
Shares Sold                            2,670,759   $  26,305,225      599,500   $  10,398,182
Reinvestment of distributions             35,307         451,570      314,305       4,287,118
Shares reacquired                       (540,897)     (4,393,894)     (80,747)     (1,297,006)
-----------------------------------------------------------------  --------------------------
Increase                               2,165,169   $  22,362,901      833,058   $  13,388,294
-----------------------------------------------------------------  --------------------------

                                                   YEAR ENDED                  YEAR ENDED
WORLD BOND FUND                              OCTOBER 31, 2001            OCTOBER 31, 2000
---------------------------------------------------------------------------------------------
CLASS A SHARES                            SHARES          AMOUNT       SHARES         AMOUNT
-----------------------------------------------------------------  --------------------------
Shares Sold                              306,169   $   2,560,342      147,778   $   1,350,305
Reinvestment of distributions             65,928         545,823       65,271         596,773
Shares reacquired                       (397,197)     (3,224,642)    (209,062)     (1,924,599)
-----------------------------------------------------------------  --------------------------
Increase (decrease)                      (25,100)  $    (118,477)       3,987   $      22,479
-----------------------------------------------------------------  --------------------------
CLASS B SHARES
-----------------------------------------------------------------  --------------------------
Shares Sold                              106,073   $     860,827       77,813   $     698,885
Reinvestment of distributions             13,521         111,806       10,790          98,480
Shares reacquired                        (73,696)       (595,972)     (54,748)       (497,754)
-----------------------------------------------------------------  --------------------------
Increase                                  45,898   $     376,661       33,855   $     299,611
-----------------------------------------------------------------  --------------------------
CLASS C SHARES
-----------------------------------------------------------------  --------------------------
Shares Sold                               62,139   $     519,844       53,178   $     488,424
Reinvestment of distributions             12,063          99,859       12,748         116,559
Shares reacquired                        (43,066)       (347,058)     (35,266)       (326,339)
-----------------------------------------------------------------  --------------------------
Increase                                  31,136   $     272,645       30,660   $     278,644
-----------------------------------------------------------------  --------------------------

The Trust (unaudited)

All of the net investment income distributions paid by the All Value Fund qualify for the dividends received deduction for corporations. Additionally, of the distributions paid to shareholders of the All Value Fund and the Alpha Fund during the fiscal year ended October 31, 2001, $20,434,036 and $5,991,467 respectively, represents long-term capital gains.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders,
Lord Abbett Securities Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Securities Trust--Lord Abbett All Value Fund formerly, Growth & Income Series, International Series, World Bond-Debenture Series and Alpha Series (the "Funds"), as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Securities Trust--Lord Abbett All Value Fund formerly Growth & Income Series, International Series, World Bond-Debenture Series and Alpha Series as of October 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

December 21, 2001

[LORD ABBETT LOGO]

   PRSRT STD
 U.S. POSTAGE
     PAID
  PERMIT 552
HACKENSACK, NJ

  This report when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current Fund
                                  Prospectus.

               Lord Abbett Mutual Fund shares are distributed by:

                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973

Lord Abbett Securities Trust
      Lord Abbett All Value Fund
      International Series
      World Bond-Debenture Series
      Alpha Series

LAXXXF-2-901
(10/01)